                                                                    Exhibit 10.7




                       General Unsecured Loan Agreement


                ----------------------------------------------




                             THE ASAHI BANK, LTD.
                                New York Branch
                      One World Trade Center, Suite 6011
                            New York, NY 10048-0476

The Asahi Bank, Ltd.
New York Branch
One World Trade Center, Suite 6011
New York, NY 10048-0476

Gentlemen:

In consideration of the extension and use of various financial accommodations given, to be given, or continued to or for the account of YUASH, INC. hereinafter "Borrower," by The Asahi Bank, Ltd., New York Branch, hereinafter "Bank,"

BORROWER AND BANK MUTUALLY AGREE: that the following terms and conditions shall apply to any and all Obligations, as hereinafter defined, whether now existing or hereafter incurred, whether contracted with Bank directly or indirectly, whether absolute or contingent and whether matured or not:

1. OBLIGATIONS. Except as otherwise specified, the term Obligations as used herein shall include any and all indebtedness, notes, bonds, debentures. obligations and liabilities of Borrower owed to Bank directly or indirectly, conditionally, or as security from another, whether liquidated or unliquidated, whether at law, in equity or in admiralty, whether due or not due, and whether heretofore, presently or hereafter incurred or given by Borrower as principal, surety, endorser, or otherwise.

2. ASSIGNMENT OR TRANSFER BY BANK. flank may wholly or partially negotiate or assign any Obligations.

3. PAYMENT TO BANK. Borrower agrees to pay to Bank at its office listed above in United States legal tender any and all principal of and interest on Obligations when due. If any amount of Obligations is payable in foreign currency, an equal amount of such currency will be deposited by Borrower in an account designated by Bank not later than one business day prior to maturity. If Borrower fails to provide such foreign currency, and if Bank agrees to provide such currency in its discretion, Bank will obtain such currency on the maturity date at the prevailing market exchange rate and Borrower will be liable for all costs in connection with Bank's obtaining such currency. Any amount which shall be due on a Saturday, Sunday or other day on which the Bank is closed shall be payable on the next succeeding business day, but such additional time shall be included in the computation of interest. All such amounts shall be due and payable at 12:00 noon local time on the due date.

   Borrower further agrees to pay all reasonable charges, fees, commissions and expenses (including legal expenses) of Bank in connection with any Obligations hereunder, or incidental to the enforcement of any of the provisions hereof, and all such charges, fees, commissions and expenses shall be Obligations within the terms of this agreement.

4. INTEREST AFTER DUE DATE. Except as otherwise provided in a separate agreement creating or evidencing any of the Obligations, interest on any amounts of the Obligations outstanding after their due date (whether at the stated maturity, by acceleration or otherwise), including principal, interest and fees, shall be immediately payable without demand at a rate equal to 15% per annum above the rate prevailing prior to maturity of the obligations.

5. REPRESENTATIONS AND WARRANTIES OF BORROWER.

   (a) The Borrower is a corporation or partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and is in good standing in every jurisdiction where the nature of its business requires it to be so qualified and the failure to so qualify will have a material adverse effect on the Borrower.

   (b) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower's corporate or other powers, have been duly authorized by all necessary corporate or other action, and do not contravene (i) the Borrower's charter, by-laws or partnership agreement,
       (ii) applicable law, or (iii) any contractual restriction binding on or affecting the Borrower or any of its properties.

   (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of this Agreement.

   (d) This Agreement is the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms.

   (e) There is no pending or threatened action or proceeding affecting the Borrower before any court, governmental agency or arbitrator, which, if adversely determined, would, in the opinion of the Borrower, materially adversely affect the financial condition or operations of the Borrower or which purports to affect the legality, validity or enforceability of this Agreement or the ability of the Borrower to perform any of the Obligations.

6. COVENANTS OF THE BORROWER. Until all of the Borrower's Obligations have been repaid in full, the Borrower shall promptly notify the Bank of:

   (a) (i) any change in the Borrower's business which could impair the Borrower's ability to repay amounts outstanding under its Obligations as and when due;

       (ii) the occurrence of any default, or any event which, with the passage of time or the giving of notice (or both), would result in any default, under any mortgage, indenture or instrument under which there may be issued, or by which there may be incurred or evidenced, any of the Borrower's indebtedness for borrowed money; and

       (iii) all pending or threatened actions, suits or proceedings before any court, arbitrator or governmental or administrative body or agency which might result in any material adverse change in the Borrower's business, operations, properties or assets or in the Borrower's condition, financial or otherwise.

   (b) Keep at all times books of records and accounts in which full, true and correct entries shall be made of all dealings and transactions in relation to the Borrower's business and affairs;

   (c) Maintain the Borrower's existence and keep all property which is required for the Borrower's ongoing operations, business or condition (financial or otherwise) in good repair, working order and condition:

   (d) Pay and discharge all taxes, assessments and governmental charges or levies imposed upon the Borrower or the Borrower's income or profits, or upon any of the Borrower's property, prior to the date on which penalties attach thereto, unless the Borrower shall contest in good faith and by proper proceedings the payment of any such tax, assessment, charge or levy and the Borrower shall maintain adequate reserves therefor;

   (e) Keep all of the Borrower's properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards, maintain adequate insurance at all times with responsible insurance carriers against liability on account of damage to persons and property and under all workmen's compensation laws and maintain adequate insurance covering such other risks as the Bank may reasonably request;

   (f) Allow the Bank to visit and inspect any of the Borrower's properties, examine the Borrower's books of account and other records and files and make copies thereof, and to discuss the Borrower's business affairs and finances with the Borrower's officers and employees, at such reasonable times as the Bank shall request, and

   (g) Comply with the requirements of all laws, rules, regulations and orders applicable to the Borrower or its business.

7. RIGHT TO DEBIT ACCOUNTS OF BORROWER. Without notice to Borrower, Bank may appropriate and apply to the total or partial payment of any and all Obligations any and all monies credited to or belonging to Borrower and which are now or hereafter held by Bank, on deposit or otherwise.

8. EVENTS OF DEFAULT. Upon the occurrence of any of the following, any and all existing Obligations shall immediately become due and payable;

   A. The nonpayment of any Obligations that are due and payable; or

   B. The failure of Borrower to perform any act or duty as specified in this agreement or any Obligations; or

   C. Any written statement, representation or warranty furnished to Bank by Borrower in any financial statement, agreement or similar document is found to be untrue in any material respect; or

   D. The insolvency, suspension of the usual business, assignment of a significant portion of the assets (whether generally or for the benefit of creditors), material deterioration in the financial condition or merger or consolidation of Borrower, or

   E. The attachment or distraint of any material funds or other material property of Borrower by any parties or any domestic or foreign government or governmental agency or department; or

   F. The filing of a petition in bankruptcy or the commencement of any similar proceeding by or against Borrower under any bankruptcy or debtor's law for the composition, extension, arrangement or readjustment of debts; or

   G. The appointment of a trustee, receiver, conservator, rehabilitator or similar officer for Borrower or all or a substantial part of its assets.

   H. The occurrence of any of the foregoing events described in subsections C through G of this article, mutatis mutandis with respect to the holder at any time of a majority of Borrower's outstanding capital stock.

9. WAIVER. Any delay, extension of time, renewal, compromise or other indulgence which may occur or be granted by Borrower or Bank to a third party shall not impair the rights or powers of the other party hereto against such third party. Notwithstanding anything to the contrary, Borrower hereby waives its right to require from Bank notice, presentment, demand or protest of Obligations.

10.CUMULATIVE REMEDIES. The rights, remedies, powers and privileges provided herein shall be cumulative and not exclusive of those provided by law or equity.

   The obligations of this agreement shall extend to and unconditionally bind the successors and assigns of Borrower and Bank. The rights, remedies, powers and privileges contained herein similarly shall enure to the benefit of and may be enforced by their respective successors and assigns.

11.TERMINATION. This is a continuing agreement and shall remain in full force and effect until written notice shall have been received by either party from the other that it has been terminated, but any such notice shall not discharge, release, change, or reduce Borrower's liability for or on any outstanding Obligations.

12.MODIFICATION. This agreement may not be modified or terminated nor may any rights be waived except by a writing signed by the duly authorized representative of the party against whom enforcement of such modification, termination or waiver is sought. However, even a written waiver shall not be effective as to any transaction occurring subsequent to the date of such waiver, nor as to any continuance of a breach after such waiver.

13.GOVERNING LAW. All rights, obligations and liabilities arising under this agreement or any Obligations shall be governed by and construed in accordance with the laws of the Sate of New York.

14.FINANCIAL INFORMATION. Borrower shall furnish to Bank within 180 days after the end of each of its fiscal years its audited consolidated statement of income and retained earnings in respect of, and its balance sheet as at the end of, each such year, and shall furnish to Bank such further information as may be reasonably requested from time to time by Bank.

15.SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be deemed to be ineffective only in such jurisdiction and only to the extent of such prohibition or unenforceability, and shall not affect or invalidate the remaining provisions of this Agreement, which shall be construed so as to preserve to the greatest extent possible their original purpose and effect.

16.SURVIVAL All covenants, representations, warranties and other agreements made in this Agreement shall survive and shall continue in full force and effect so long as any Obligations remain outstanding and unpaid. Each time the Bank shall make a new advance to the Borrower or a new Obligation shall be created, the Borrower shall be deemed to have reconfirmed to the Bank that the representations made herein remain true and correct.

17.CONFLICT. This Agreement shall apply only to unsecured loans, credits and advances made by the Bank to the Borrower from time to time and shall not affect the terms of any secured loan arrangement between the Bank and the Borrower, which shall be construed in accordance with its own terms. In addition, if the Borrower has entered into any other written agreement with the Bank evidencing any unsecured Obligation, and if the terms of such other written agreement shall conflict with the terms hereof, the terms in conflict shall be reconciled with each other to give effect to both provisions to the greatest extent possible, but any conflicts which cannot be reconciled shall be resolved by reference to the terms of the other written agreement which shall be deemed to be controlling.

IN WITNESS WHEREOF, the undersigned Borrower has caused this agreement to be executed and its corporate seal to be affixed and attested to as of the 8th day of May, l998

                                                           Yuasa, INC.
           (Seal)                               --------------------------------
                                                         Borrower's Name
ATTEST:

/s/ Michael T. Philion
-----------------------------                          2366 Bernville Road
Title: Secretary                                     Reading, PA  19605-9457
                                                --------------------------------
                                                             Address

                                          By:   /s/ Patrick J. McClafferty
                                                --------------------------------
                                                Title: Treasurer

ACCEPTED:

       THE ASAHI BANK, LTD.
         New York Branch



By:
   ---------------------------
   Title:

       PO Box                                           [LOGO OF CORESTATES BANK
       600 Penn Street                                   APPEARS HERE]
       Reading PA 19603
       610 655 2919
       Fax 610 655 3300

       Philip B Shober
       Vice President

March 16, 1998


Mr. Patrick McClafferty
Treasurer
Yuasa-Exide, Inc.
P.O. Box 14145
Reading, PA 19612

Dear Patrick:

I am very pleased to inform you that CoreStates Bank N.A. ("the Bank") has approved a new credit facility for use by Yuasa-Exide, Inc. ("the Borrower") as follows:

   Amount:          $10,000,000.00

   Term:            8 years

   Repayment:       Interest monthly. Principal in 20 consecutive quarterly
                    installments of $500,000 per quarter beginning July 1, 2001 with a final payment of all remaining principal and accrued interest due April 1, 2006.

   Collateral:      Unsecured

   Interest Rates:  The Bank's "Overnight Base Rate" (OBR) as quoted and made available by the Bank from time to time, plus .70%.

                    Fixed rate/OBR Swap to be provided by the Bank and, as a condition hereof, to be established solely between the Borrower and the Bank as pertains specifically to this credit facility.

   Conditions:      A.   Financial reporting, quarterly and annual in form
                         acceptable to the Bank

                    B.   Financial covenants

                         1. Minimum "Cash Flow to Debt Service" ratio of 1.00 to 1, tested annually (See attached calculation/definition, Exhibit 1)

                         2. Maximum "total debt to Tangible Net Worth" ratio of 12 to 1 as of 3/31/98 (see attached proforma calculations/definitions, Exhibit 2) and thereafter, tested quarterly (to be reset prior to 3/31/99, or following the IPO).



                   C. Cross default -- a default by the Borrower under this credit facility shall at the Bank's option constitute a default under any other credit facilities between the Bank and the Borrower, and vice versa.

                   D. The Borrower agrees that it's Accounts Receivable, Inventory, Intellectual Property, and the majority of it's equipment and real estate, will remain unencumbered.

                   E. Such other terms and conditions as contained in the standard bank loan documentation as required by the Bank ("Related Documentation").


Representations
and Warranties:    The Borrower hereby represents and warrants to the Bank that:

                   a) Borrower is a corporation duly organized, validly existing and in good standing under the laws of the state in which it is incorporated.

                   b) The execution and delivery of this letter and the Related Documentation and the consummation of the matters described herein have been duly approved by the Borrower;

                  c) All financial statements previously or hereafter given by or on behalf of the Borrower to the Bank are or will be (when furnished) true, correct, and substantially complete as of the date of their preparation.

                  d) To the knowledge of the Borrower, there are no suits, investigations, tax claims, or other legal proceedings now pending which would materially adversely affect the financial conditions of the Borrower.

                   e) The "Certified Copy of Borrowing Resolutions and Certificates of Incumbency" dated June 3, 1996 was and continues to be true and correct.

Please indicate your acceptance of the above by signing the enclosed copy of this letter and returning it to my attention no later than March 31, 1998. Upon acceptance of the within commitment and the delivery of the Related Documentation, this document shall be deemed a Letter Agreement ("Letter Agreement") by and between the Bank and the Borrower as of the date of such acceptance. The terms and conditions of the Letter Agreement shall survive both the execution of the Letter Agreement and the execution and/or delivery of any Related Documentation and shall remain in full force and effect until all obligations of the Borrower to the Bank hereunder are performed and paid in full. Any failure by the Borrower to fulfill and perform all obligations of the Borrower to the Bank hereunder ("Default"), whether of payment or performance, shall be deemed a Default hereunder and under the Related Documentation. Any Default under or pursuant to any of the Related Documentation shall be deemed a Default hereunder. Settlement shall occur on or before March 31, 1998.

Very truly yours,

/s/ Philip B. Shober

Philip B. Shober
Vice President

/pjt


The undersigned, intending to be legally bound hereby, acknowledge and accept the terms and conditions outlined above, as of this 17 day of March 1998.


                          YUASA-EXIDE, INC.


                          /s/ Patrick J. McClafferty
                          --------------------------------------
                          Patrick J. McClafferty, Treasurer

                                   Exhibit I
                                   ---------
              (Part of Letter Agreement between Yuasa-Exide, Inc.
                   and CoreStates Bank N.A. dated   3/17/98
                                                 -----------------

"Cash Flow"
-----------

                           97      96
                        -----   -----
     NI                  5035    3438
     +Dep               10044   11074
     +AM                 4403    3926
     -Dividends         (1200)   (400)
     -Unfunded Capx*    (9443)      0
                        -----   -----
                         8839   18034
                        -----   -----

*Capital expenditures paid "out of pocket": (i.e. not financed with debt)


Debt Service
------------

     (Actual principal repayment on LTD, does not include refinanced or rolled-over debt, or repayment on lines)

                         97         96
                         --         --
                         8033       6000



"Cash Flow" to "Debt Service" Ratio

                         97         96
                         --         --
                         1.10       3.00

                                   Exhibit 2
                                   ---------
            (Part of Letter Agreement between Yuasa-Exide, Inc. and
                      CoreStates Bank N.a. dated  3/17/98
                                                -----------


"Total Debt" to Tangible Net Worth" Ratio


Total Debt             =          Total Liabilities
TNW                    =          Total Shareholders Equity, minus
                                   intangible assets

                                97                                  96
                                --                                  --
                             182,274 = 12.48                     186,150 = 25.99
                             -------                             -------
                              14,605                               7,192

Proforma with `98 NI - Divs. (Liabilities unchanged)

                 182,274 = 9.09
                 -------
                  20,032



Proforma with IPO proceeds (Liabilities unchanged)

                 182,274 = 2.60
                 -------
                  70,032

       PO Box 1102
       600 Penn Street
       Reading PA 19603                              [LOGO OF CORESTATES BANK
       610 655 2919                                   APPEARS HERE]
       Fax 610 655 3300

       Philip B Shober
       Vice President



December 23, 1997


Mr. Patrick McClafferty
Yuasa Exide Inc.
P.O. Box 14145
Reading, PA 19612

Dear Patrick:

I am pleased to advise you that CoreStates Bank N.A. (The "Bank") has approved an increase to the existing line of credit to Yuasa-Exide, Inc. (The "Company"), from $5,000,000 to $10,000,000, subject to the following terms and conditions:


     Amount:        $10,000,000.00

     Purpose:       Miscellaneous working capital support

     Repayment:     Interest monthly, Principal payable upon demand

     Interest:      LIBOR-based rates as quoted by the Bank and accepted by the
                    Company for such terms as made available at the sole discretion of the Bank.

     Other Conditions:

     A. Negative Pledge -- Company agrees that any and all lines of credit extended by any bank to the Company shall at all times be on an unsecured basis.

     B. Company to provide to the Bank advance written notice of any event that could result in a material change to the financial condition of the Company, including but not limited to material acquisitions.

     C. Company to provide immediate notice to the Bank in the event that the Company is in violation of any terms and conditions of any other Bank financing arrangements.

This facility is also subject to all terms and conditions as outlined in the "Master Demand Note" and any addendums thereto.

Please indicate your acceptance of the above by signing the acknowledgment below.

Very truly yours,

/s/ Philip B. Shober
Philip B. Shober
Vice President



PBS/pjt



Acknowledged and accepted this 23 day of December, 1997.


                         YUASA-EXIDE INC.

                         /s/ Michael T. Philion
                         -------------------------------------
                         Michael T. Philion       VP & CFO


                         /s/ Patrick J. McClafferty
                         -------------------------------------
                         Patrick J. McClafferty  Treasurer

---------------  ---------------  --------------------  ------------------------

---------------  ---------------  --------------------  ------------------------
LIS NO.          LOAN NO.         BORROWER              APPROVAL SIGNATURE
================================================================================
[LOGO OF CORESTATES APPEARS HERE]
                              MASTER DEMAND NOTE

$ 10,000,000.00                                           12/23     , 1997
 -------------------------                              ------------    --

FOR VALUE RECEIVED, each of the undersigned, jointly and severally if more than one (hereinafter collectively referred to as "Borrower"), promises to pay to the order of CoreStates Bank, N.A.*, a national banking association (the "Bank"), at any of its banking offices in Pennsylvania, the principal amount of

Ten Million and 00/100---------------------------------------------------DOLLARS
-------------------------------------------------------------------------
in lawful money of the United States, or, if less, the outstanding principal balance on all loans and advances made by Bank evidenced by this Note
("Loans"), plus interest. Said principal and interest shall be payable ON DEMAND

Interest shall accrue at a rate per annum which is at all times equal to SEE
                                                                         ---
ATTACHED NOTE ADDENDUM OF EVEN DATE HEREWITH Bank's Prime Rate, such rate to
--------------------------------------------
change each time the Prime Rate changes, effective on and as of the date of the change.

INTEREST - Interest shall be calculated on the basis of a 360 day year and shall be charged for the actual number of days elapsed.

Accrued interest shall be payable monthly. Accrued interest shall also be payable on demand and when the entire principal balance of this Note is paid to Bank. The term "Prime Rate" is defined as the rate of interest for loans established by Bank from time to time as its prime rate. Interest shall accrue on each disbursement hereunder from the date such disbursement is made by Bank, provided, however, that to the extent this Note represents a replacement, substitution, renewal or refinancing of existing indebtedness, interest shall accrued from the date hereof. Interest shall accrue on the unpaid balance hereof at the rate provided for in this Note until the entire unpaid balance has been paid in full, notwithstanding the entry of any judgment against Borrower.

BANK'S LOAN RECORDS - The actual amount due and owing from time to time under this Note shall be evidenced by Bank's books and records of receipts and disbursements hereunder. Bank shall set up and establish an account on the books of Bank in which will be recorded Loans evidenced hereby, payments on such Loans and other appropriate debits and credits as provided herein, including any Loans which represent reborrowings of amounts previously repaid. Bank shall also record, in accordance with customary accounting practice, all other interest, charges, expenses and other items properly chargeable to Borrower hereunder, and other appropriate debits and credits. Such books and records of Bank shall be presumed to be complete and accurate and shall be deemed correct, except to the extent shown by Borrower to be manifestly erroneous.

NOTE NOT A COMMITMENT TO LEND - Borrower acknowledges and agrees that no provision hereof, and no course of dealing by Bank in connection herewith, shall be deemed to create or shall imply the existence of any commitment or obligation on the part of Bank to make Loans. Except as otherwise provided in a currently effective written agreement by Bank to make Loans, each Loan shall be made solely at Bank's discretion.

PREPAYMENT - Borrower may at its option prepay all or any portion of the principal balance of any Loans at any time without premium or penalty.

COLLATERAL - As security for all indebtedness to Bank now or hereafter incurred by Borrower, under this Note or otherwise, Borrower grants Bank a lien upon and security interest in any securities, instruments or other personal property of Borrower now or hereafter in Bank's possession and in any deposit balances now or hereafter held by Bank for Borrower's account and in all proceeds of any; such personal property or deposit balances. Such liens and security interests shall be independent of Bank's right of setoff. This Note and the indebtedness evidenced hereby shall be additionally secured by any lien or security interest evidenced by a writing (whether now existing or hereafter executed) which contains a provision to the effect that such lien or security interest is intended to secure (a) this Note or indebtedness evidenced hereby or (b) any category of liabilities, obligations or the indebtedness of Borrower to Bank which includes this Note or the indebtedness evidenced hereby, and all property subject to any such lien or security interest shall be collateral for this Note.

CONFESSION OF JUDGMENT - Borrower irrevocably authorizes and empowers any attorney or any clerk of any court of record to appear for and confess judgment against Borrower for such sums as are due and owing on this Note, with or without declaration, with costs of suit, without stay of execution and with an amount not to exceed the greater of fifteen percent (15%) of the principal amount of such judgment or $5,000 added for collection fees. If a copy of this Note, verified by affidavit by or on behalf of Bank, shall have been filed in such action, it shall not be necessary to file the original of this Note. The authority granted hereby shall not be exhausted by the initial exercise thereof and may be exercised by Bank from time to time. There shall be excluded from the lien of any judgment obtained solely pursuant to this paragraph all improved real estate in any area identified under regulations promulgated under the Flood Disaster Protection Act of 1973, as having special flood hazards if the community in which such area is located is participating in the National Flood Insurance Program. Any such exclusion shall not affect any lien upon property not so excluded.

DEMAND NOTE - This Note is and shall be construed as a "demand instrument" under the Uniform Commercial Code. Bank may demand payment of the indebtedness outstanding under this Note or any portion thereof at any time.

BANK'S REMEDIES - In the event that any payment hereunder is not made when due or demanded, Bank may, immediately or any time thereafter, exercise any or all of its rights hereunder or under any agreement or otherwise under applicable law against Borrower, against any person liable, either absolutely or contingently, for payment of any indebtedness evidenced hereby, and in any collateral, and such rights may be exercised in any order and shall not be prejudiced by any delay in Bank's exercise thereof. At any time after such non-payment, Bank may, at its option and upon five days written notice to Borrower, begin accruing interest on this Note at a rate not to exceed five percent (5%) per annum in excess of the rate of interest provided for above on the unpaid principal balance hereof; provided, however, that no such interest shall accrue hereunder in excess of the maximum rate permitted by law. All such additional interest shall be payable upon demand.

NOTICE TO BORROWER - Any notice required to be given by Bank under the provisions of this Note shall be effective as to each Borrower when addressed to Borrower and deposited in the mail, postage prepaid, for delivery by first class mail at Borrower's mailing address as it appears on Bank's records.

DISBURSEMENTS AND PAYMENTS - The proceeds of any Loan may be credited by Bank to the deposit of Borrower or disbursed in any other manner requested by Borrower and approved by Bank. All payments due under this Note are to be made in immediately available funds. If Bank accepts payment in any other form, such payment shall not be deemed to have been made until the funds comprising such payment have actually been received by or made available to Bank. If Borrower is not an individual, Borrower authorizes Bank (but Bank shall have no obligation)

--------------------------------------------------------------------------------
* CoreStates Bank, N.A. also conducts business as Philadelphia National Bank, as CoreStates First Pennsylvania Bank and as CoreStates Hamilton Bank

                         ADDENDUM TO MASTER DEMAND NOTE
                          IN AMOUNT OF $10,000,000.00

This note will bear interest at a LIBOR based interest rate as quoted by the Bank and accepted by the Borrower from time to time for specified terms.

PREPAYMENT:
----------

If this Note bears interest at a floating or variable rate and no floor or minimum rate is specified, Borrower may prepay all or any portion of the principal balance of this Note at any time, without premium or penalty. If not permitted under the preceding sentence, any prepayment of principal (including any principal repayment as a result of acceleration by Bank of this Note) shall require immediate payment to Bank of a prepayment fee equal to the amount, if any, by which the aggregate present value of scheduled principal and interest payments eliminated by the prepayment exceeds the principal amount being prepaid. Said present value shall be calculated by application of a discount rate determined by Bank in its reasonable judgment to be the yield-to-maturity at the time of prepayment on U. S. Treasury securities having a maturity which most closely approximates the final maturity date of the principal balance then outstanding. Whether or not a prepayment fee is required hereunder, prepayments shall be applied to scheduled installments of principal in the inverse order of their maturity, shall be accompanied by payment of accrued interest on the principal amount being prepaid and, unless this Note has been accelerated by Bank, shall not be permitted in an amount less than the scheduled principal installment immediately prior to final maturity of the outstanding principal balance.


                               YUASA-EXIDE, INC.

                               By: /s/ Michael T. Philion
                                  ------------------------------------
                                    Michael T. Philion, Pres. -Finance

                               By: /s/ Patrick J. McClafferty
                                  ------------------------------------
                                    Patrick J. McClafferty, Treasurer

                               Date: 12/23/97
                                    ----------------------------------

                        EXPLANATION AND WAIVER OF RIGHTS
                        REGARDING CONFESSION OF JUDGMENT

     1.  On the date hereof, Yuasa-Exide, Inc.     , a(an) corporation
                             ----------------------      ----------------------
(the "Obligor") is signing and delivering to CoreStates Bank, N.A. (the "Bank") a

[X]   Promissory note in the principal sum of Ten Million & 00/100---- Dollars
                                              ------------------------
      ($10,000,000.00)
      ----------------
[_]   Guaranty of Obligations of
                                -----------------------------------------------

[_]   Other
           --------------------------------------------------------------------

(as the same may be renewed, modified, amended, extended, restated or replaced, whether one or more, the "Obligation"). The Obligor has been advised by the Bank (and by the Obligor's legal counsel, if applicable) that the Obligation contains a clause that provides that the Bank may confess judgment against the Obligor. The Obligor has read the Obligation and clearly and specifically understands that by signing the Obligation which contains such confession of judgment clause:

           (a) The Obligor is authorizing the Bank to enter a judgment against the Obligor and in favor of the Bank, which will give the Bank a lien upon any real estate which the Obligor may own in any county where the judgment is entered;

           (b) The Obligor is giving up an important right to any notice or opportunity for a hearing before the entry of this judgment on the records of the Court;

           (c) The Obligor is agreeing that the Bank may enter this judgment and understands that the Obligor will be unable to contest the validity of the judgment, should the Bank enter it, unless the Obligor successfully challenges entry of the judgment through a petition to open or strike the judgment, which will require the Obligor to retain counsel at the Obligor's expense;

           (d) The Obligor may be giving up an important right to any notice or opportunity for a hearing before the Bank may request and use the power of the state government to deprive the Obligor of its property pursuant to the judgment by seizing or having the Sheriff or other official seize the Obligor's bank accounts, inventory, equipment, furnishings, or any other personal property that the Obligor may own, to satisfy the Obligation;

           (e) The Obligor may be immediately deprived of the use of any property that is seized by the Bank pursuant to the judgment without notice or a hearing, and the procedural rules of Pennsylvania's court system do not guarantee that the Obligor will receive a prompt hearing after the Obligor's property is seized; and

           (f) If the Obligation is the Bank's printed form of Master Demand Note, Commercial Promissory Note or Security Agreement, or a Master Note Agreement prepared by the Bank, the Obligor is agreeing that the Bank may enter judgment whether or not there is a default under the Obligation.

     2. The Obligor knows and understands that it is the confession of judgment clause in the Obligation which gives the Bank the rights described in subparagraphs (a) through (f) of paragraph 1 above.

     3. Fully and completely understanding the rights which are being given up if the Obligor signs the Obligation containing the confession of judgment, the Obligor nevertheless freely, knowingly and voluntarily waives said rights and chooses to sign the Obligation.

     4. The Obligor acknowledges that the proceeds of the Obligation are to be used for business purposes.

     5. If the Obligor is an individual, the Obligor certifies that his/her annual income exceeds $10,000.00.

Dated this    23     day of  December  ,1997.
          ----------       ------------   --

THE OBLIGOR HAS READ THIS EXPLANATION AND WAIVER PRIOR TO SIGNING THE OBLIGATION AND FULLY UNDERSTANDS ITS CONTENTS.


                               YUASA-EXIDE, INC.
                     -------------------------------------
                       [Name of Corporation/Partnership]


By /s/ Michael T. Philion                      By /s/ Patrick J. McClafferty
  --------------------------------------         -------------------------------

Michael T. Philion, Vice President - Finance   Patrick J. McClafferty, Treasurer
----------------------------------------       ---------------------------------
         (Print Name and Title)                      (Print Name and Title)




                     INDIVIDUALS OR PROPRIETORS SIGN BELOW


   --------------------------------       ---------------------------------
        (Witness Signature)               (Signature of Individual Obligor)


   --------------------------------       ---------------------------------
        (Witness Signature)               (Signature of Individual Obligor)

                            CORPORATE ACKNOWLEDGMENT
                            ------------------------

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss
COUNTY OF Berks               :


     On the 23rd day of December,1997 before me, a notary public for said Commonwealth and County, the undersigned officer, personally appeared M.T. Philion & P.J. McClafferty who acknowledged himself/herself to be the officers of Yuasa-Exide, Inc., and that he/she, as such officer being authorized to do so, executed the foregoing Explanation and Waiver of Rights Regarding Confession of Judgment for the purposes therein contained by signing the name of the corporation by himself/herself as such officer. And said officers did further certify and acknowledge that he/she received a true, correct and complete copy of the foregoing Explanation and Waiver of Rights Regarding Confession of Judgment.

     In WITNESS WHEREOF, I have hereunto set my hand and official seal.

/s/ Kathleen M. Killian                -------------------------------------
-----------------------                            Notarial Seal
Notary Public                            Kathleen M. Killian, Notary Public
                                           Laureldale Boro, Berks County
[SEAL OF NOTARY PUBLIC APPEARS HERE]    My Commission Expires June 13, 1998
                                       -------------------------------------
My Commission Expires:

Seal

                          PARTNERSHIP ACKNOWLEDGMENT
                          --------------------------

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss
COUNTY OF                     :

     On the ________ day of________, 19__, before me, a notary public for said Commonwealth and County, the undersigned officer, personally appeared ________________________________ who acknowledged himself/herself/themselves to be General Partner(s) of _________________________, a partnership, and who, I am satisfied is/are the person(s) named in and who executed the within Explanation and Waiver of Rights Regarding Confession of Judgment and he/she/they did severally acknowledge that he/she/they signed. sealed and delivered the same as the act and deed of the said partnership for the uses and purposes therein expressed by signing the name of the partnership by himself/herself/themselves as partner(s). And said______________________________each did further certify and acknowledge that he/she/they received a true, correct and complete copy of the within Explanation and Waiver of Rights Regarding Confession of Judgment.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


-----------------------------------------
Notary Public

My Commission Expires:

Seal


                           INDIVIDUAL ACKNOWLEDGMENT
                           -------------------------

COMMONWEALTH OF PENNSYLVANIA  :
                              :ss
COUNTY OF                     :


     On the _____ day of_____________, 19__, before me, a notary public for said Commonwealth and County, the undersigned officer, personally appeared___________________________who, I am satisfied is/are the person(s) named in and who executed the within Explanation and Waiver of Rights Regarding Confession of Judgment and he/she/they did severally acknowledge that he/she/they signed. sealed and delivered the same as his/her/their act and deed for the uses and purposes therein expressed. And said _______________________ did further certify and acknowledge that he/she/they received a true, correct and complete copy of the within Explanation and Waiver of Rights Regarding Confession of Judgment.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


-------------------------------------
Notary Public

My Commission Expires:

Seal

                                                      EXHIBIT "A"
                                                      -----------
                                                      [LINE No.L-4760    ]
                                                               ----------

                           REVOLVING CREDIT GRID NOTE
                           --------------------------

US$ 25.000.000.00                   [amount of credit line]  7/16 ,1997
   ---------------------------------                       -------   --
                                                        New York, New York.
                                                        -------------------

     FOR VALUE RECEIVED, the undersigned Yuasa Exide, Inc.
                                        -----------------------------------
(the "BORROWER"), HEREBY PROMISES TO PAY to the order of The SAKURA BANK, LIMITED, NEW YORK BRANCH (the "BANK"), at its office at 277 Park Avenue, New York, N.Y. 10172, in lawful money of the United States and in immediately available funds, each principal amount of each LOAN listed on the schedule attached to this NOTE (the "GRID") made to the BORROWER by the BANK from time to time during the period from the date of this NOTE up to and including
June 30, 1998 [date] pursuant to the CREDIT AGREEMENT (as defined hereafter),
-------------
on the repayment date corresponding to such LOAN on the GRID, respectively, and to pay interest (computed on the basis of a year 360 days and actual number of days elapsed) from the date made until the repayment date therefore at the rate per annum set forth for such LOAN on the GRID. Interest shall be payable by the BORROWER to the BANK on the repayment date for such LOAN.

     Notwithstanding, the foregoing to the contrary, the outstanding principal balance of this NOTE shall at no time exceed Twenty Five Million DOLLARS
                                             -------------------
($25,000,000.00)[amount of credit line], and the duration of each LOAN under the
 --------------
NOTE shall at no time exceed six (6) [number] calendar months pursuant to the
                             --- ---
CREDIT AGREEMENT. Any amount of principal hereof which is not paid when due, whether stated maturity, by acceleration, or otherwise, shall bear interest from the date when due until said principal amount is paid in full, payable on demand, at the DEFAULT RATE.

     The BORROWER hereby authorizes the BANK to endorse on the Schedule annexed to this NOTE all LOANS made to the BORROWER and all payments of principal amounts in respect of such LOANS, which endorsements shall, in absence of manifest error, be conclusive as to the outstanding principal amounts of all LOANS; provided, however, that the failure to make such notation with respect to any LOAN or payment thereof shall not limit or otherwise affect the obligations of the BORROWER under the CREDIT AGREEMENT and this NOTE.

     This NOTE is the NOTE referred to in the REVOLVING CREDIT LINE AGREEMENT dated as of July 1, 1997, between the BORROWER and the BANK (the "CREDIT
            -------   --
AGREEMENT"). The CREDIT AGREEMENT, among other things, contains provisions for acceleration of the maturity of this NOTE upon the happening of certain stated events and also for payments on account of the principal amounts of this NOTE prior to the maturity of this NOTE upon the terms and conditions specified in the CREDIT AGREEMENT. Unless otherwise defined herein, terms defined in the CREDIT AGREEMENT are used herein as therein defined.

     The BORROWER hereby waives presentment, demand, protest or notice of any kind with respect to this

NOTE.

     THIS NOTE SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK.


                                         Yuasa--Exide, Inc.
                                         ------------------------------
                                               [name of borrower]


                                         By: /s/ Patrick J. McClafferty
                                            ---------------------------
                                         Title: PATRICK J. MCCLAFFERTY
                                                TREASURER

THE SAKURA BANK, LIMITED

                        REVOLVING CREDIT LINE AGREEMENT

                        THIS REVOLVING CREDIT LINE AGREEMENT dated as of July 1, 1997 between The Sakura Bank, Limited, New York Branch, having its offices at 277 Park Avenue, New York, N.Y., 10172 (the "BANK") and

    Yuasa-Exide, Inc.
--------------------------------------------------------------------------------
a   California        (state of incorporation) corporation having its offices at
 --------------------
    2400 Bernville Road, Reading, PA 19605                     (The "BORROWER").
--------------------------------------------------------------
The parties hereto hereby agree as follows:



                                   ARTICLE I

                                  DEFINITIONS
                                  -----------


SECTION 1.01. DEFINED TERMS. As used in this AGREEMENT, the following terms have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa);


"AGREEMENT" means this REVOLVING CREDIT LINE AGREEMENT, as amended, supplemented, or modified from time to time.

"BUSINESS DAY" means any day other than a Saturday, Sunday, or other day on which commercial banks in the City of New York are authorized or required to close under the laws of the State of New York.

"CREDIT LINE" means a line of credit which the BANK establish for the BORROWER pursuant to SECTION 2.01 hereof in the amount referred to therein, but which will be terminated in whole or reduced in part pursuant to SECTION 2.02 hereof. This CREDIT LINE shall not be construed as the commitment of the BANK to make a LOAN.

"DEBT" means (1) indebtedness or liability for borrowed money or for the deferred purchase price of property or services (including trade obligations);
(2) obligations as lessee under capital leases; (3) current liabilities in respect of unfunded vested benefits under any plan established, maintained, or to which contributions have been made by the BORROWER or any ERISA AFFILIATE;
(4) obligations under letters of credit issued for the account of any PERSON;
(5) all obligations arising under acceptance facilities; (6) all guaranties, endorsements (other than for collection or deposit in the ordinary course of business), and other contingent obligations to purchase, to provide funds for payment, to supply funds to invest in any PERSON, or otherwise to assure a creditor against loss; and (7) obligations secured by any LIEN on property owned by the PERSON, whether or not the obligations have been assumed.

"DEFAULT" or "EVENT OF DEFAULT" shall mean any of the events specified in
SECTION 4.01 hereof, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

"DEFAULT RATE" shall have the meaning assigned to such term in SECTION 2.04 (b) hereof.

"DOLLARS", "U.S. DOLLARS", "U.S.$", and "$" shall mean the lawful currency of the United States of America at any relevant time hereunder.

"ERISA AFFILIATE" means any trade or business (whether or not incorporated) which together with the BORROWER would be treated as a single employer under
Section 4001 of ERISA (the Employee Retirement Income Security Act).

"FEDERAL FUNDS RATE" shall mean, respect to any LOAN for any INTEREST PERIOD, a fluctuating interest rate per annum quoted to the BANK by federal funds brokers; plus a margin.

"INTEREST PERIOD" shall mean each INTEREST PERIOD of any day or days from one day (overnight) to six (6) months for which FEDERAL FUNDS RATE will apply; provided that all of the foregoing provisions relating to the INTEREST PERIOD are subject to the following: i) INTEREST PERIOD shall at no time exceed the duration of each LOAN specified in SECTION 2.03 hereof, ii) if any such INTEREST PERIOD for LOAN would otherwise expire on a day which is not a BUSINESS DAY, such INTEREST PERIOD shall expire on the next succeeding BUSINESS DAY, and iii) interest accrued on the LOANS shall be payable on the last day of the INTEREST PERIOD applicable thereto.

"LOAN" or "LOANS" shall have the meaning assigned to such term in SECTION 2.01 hereof.

"LOAN DOCUMENTS" means this AGREEMENT and the NOTE.

"NOTE" shall have the meaning assigned to such term in SECTION 2.05 hereof

"PERSON" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, or other entity of whatever nature.

"REGULATION D" shall mean REGULATION D of the Board of Governors of the Federal Reserve System as from time to time in effect establishing reserve requirements

"REGULATION U" shall mean REGULATION U of the Board of Governors of the Federal Reserve System as from time to time in effect related to margin stock transactions.



                                   ARTICLE II

                           AMOUNT AND TERMS OF LOANS
                           -------------------------


SECTION 2.01. REVOLVING CREDIT. The BANK agrees on the terms and conditions hereinafter set forth, to make one or more loans (the "LOANS") to the
BORROWER from time to time during the period from the date of this AGREEMENT up
to and including          June 30,  1998              [date] in an aggregate
                 ----------------------------------
amount not to exceed at any time outstanding  Twenty Five Million       DOLLARS
                                             --------------------------
($ 25,000,000.00), as such amount may be advised to the BORROWER pursuant to
-----------------
the last paragraph of this SECTION and as such amount may be reduced pursuant to
SECTION 2.02 hereof (the CREDIT LINE). Within the limits of the CREDIT LINE, the BORROWER may borrow pursuant to SECTION 2.03 hereof, and pay pursuant to SECTION
2.07 hereof, and re-borrow and pay under SECTION 2.03 and 2.07 hereof, respectively.

Notwithstanding any provision in this AGREEMENT to the contrary, it is clearly understood and agreed by the BANK and the BORROWER that the BANK does not commit to make a LOAN hereunder and that the BANK is not required to make any LOAN to the BORROWER hereunder.

In the event that the BANK determines to extend a CREDIT LINE to the BORROWER, the BANK shall notify the BORROWER in writing of such intention and shall in such writing specify to the BORROWER the period for which such CREDIT LINE is to be extended and the amount of such CREDIT LINE.

SECTION 2.02. REDUCTION AND TERMINATION OF CREDIT LINE. The BANK shall have the right, upon notice to the BORROWER, to terminate in whole or reduce in part the unused portion of the CREDIT LINE.

SECTION 2.03. NOTICE AND MANNER OF BORROWING. The BORROWER shall give the BANK telephonic (confirmed in writing or by facsimile notice, although, the failure to give any such confirmation to the BANK shall not release or diminish any of the BORROWER's obligations hereunder), written or facsimile notice (effective upon receipt) of any LOAN under this AGREEMENT; specifying (1) the date of such LOAN; (2) the amount of such LOAN; (3) the duration of the INTEREST PERIOD applicable thereto. Not later than 3:00 p.m. on the date of such LOAN and upon fulfillment of the applicable conditions set forth in ARTICLE III hereof, the BANK will, subject to its sole discretion and subject to the provision of
SECTION 2.01 hereof, make such LOAN available to the BORROWER in immediately available funds by crediting the amount thereof to the BORROWER'S account with the BANK. All notices given under this SECTION 2.03 shall be irrevocable and shall be given not later than 3:00 p.m. on the date of each LOAN. The duration of each LOAN under this AGREEMENT and the NOTE shall at no time exceed six ( 6 )
                                                                       ---------
[number] calendar months.

  SECTION 2.04. INTEREST. (a) The BORROWER shall pay interest to the BANK on the outstanding and unpaid principal amount of each of the LOANS made under this AGREEMENT at the FEDERAL FUNDS RATE. Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed. Interest shall be paid in immediately available funds on the last day of each INTEREST PERIOD with respect thereto.
  (b) To the extent permitted by applicable law, any amount of principal of the LOAN and interest thereon which is not paid when due, whether at stated maturity, acceleration or otherwise, shall bear interest, payable on demand, at the INTEREST RATE per annum equal to 1.5% per annum above the rate of interest announced by the New York branch of The Sakura Bank, Limited from time to time as The Sakura Bank's prime rate (DEFAULT RATE) until paid in full.

  SECTION 2.05. NOTE. All the LOANS made by the BANK under this AGREEMENT shall be evidenced by, and repaid with interest in accordance with, a single promissory note of the BORROWER in substantially the form of EXHIBIT "A" attached hereto duly completed, in the principal amount of the CREDIT LINE, dated the date of this AGREEMENT, payable to the BANK (the "NOTE"). The BANK is hereby authorized by the BORROWER to endorse on the schedule attached to the NOTE the amount of each LOAN and of each payment of principal received by the BANK on account of the LOANS (such endorsement may be by means of a computer printout), which endorsement shall, in the absence of manifest error, be conclusive as to the outstanding balance of the LOANS made by the BANK; provided, however, that the failure to make such notation with respect to any LOAN or payment thereof shall not limit or otherwise affect the obligations of the BORROWER under this AGREEMENT or the NOTE. Any payment of interest and any other amount payable under this AGREEMENT shall, in the absence of mathematical error, be conclusive and final.

  SECTION 2.06. FUNDING LOSS, INDEMNIFICATION; CAPITAL ADEQUACY AND OTHER COSTS.
(a) The BORROWER shall pay to the BANK, upon the request of the BANK, such amount as shall be sufficient (in the reasonable opinion of the BANK) to compensate it for any loss, cost, or expense incurred as a result of any payment of a LOAN on a date other than the last day of the INTEREST PERIOD for such LOAN, including but not limited to, acceleration of the LOANS by the BANK pursuant to SECTION 4.01 hereof.
  (b) If the BANK determines at any time that any applicable law or governmental rule, regulation, guideline or order concerning capital adequacy, reserves or similar requirements, or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency, will have the effect of increasing the cost to the BANK or the amount of capital required or expected to be maintained by the BANK as a result of the making or continuance of the LOANS then the BORROWER agrees to pay to the BANK, upon its written demand therefor, such additional amounts as shall be required to compensate the BANK for the increased cost to the BANK as a result of such increase of capital, reserves or similar requirements. The BANK, upon determining that any additional amounts will be payable to the BANK pursuant to this paragraph will give prompt written notice thereof to the BORROWER which notice shall show in reasonable detail the basis for calculation of such additional amounts, although the failure to give any such notice shall not release or diminish any of the BORROWER's obligations to pay additional amounts pursuant to this paragraph.

  SECTION 2.07. METHOD OF PAYMENT. The BORROWER shall make each payment of principal or interest of the LOANS under this AGREEMENT and under the NOTE not later than 3:00 P.M. on the date when due with respect to the principal and on the last day of the INTEREST PERIOD, as case may be, in lawful money of the United States to the BANK in immediately available funds. The BORROWER hereby authorizes the BANK, if and to the extent payment is not made when due under this AGREEMENT or, under the NOTE, to charge from time to time against any account of the BORROWER with the BANK any amount so due. Whenever any payment to be made under this AGREEMENT or under the NOTE shall be stated to be due on a non-BUSINESS DAY, such payment shall be made on the next succeeding BUSINESS DAY. The BORROWER may not prepay the outstanding principal of each LOAN in whole or in part prior to its due date.

  SECTION 2.08 USE OF PROCEEDS. The BORROWER will not, directly or indirectly, use any part of the LOAN proceeds for the purpose of purchasing or carrying any margin stock with the meaning of REGULATION U of the Board of the Governors of the Federal Reserve System or to extend credit to any PERSON for the purpose of purchasing or carrying any such margin stock.

                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

  SECTION 3.01. CONDITION PRECEDENT TO INITIAL AND ALL LOANS. (a) The BANK shall make the initial LOAN available to the BORROWER subject to the conditions precedent that the BANK shall have received on or before the day of such LOAN each of the following, in form and substance satisfactory to the BANK.

  (1) AGREEMENT AND NOTE. This AGREEMENT and the NOTE duly executed by the BORROWER;

  (2) EVIDENCE OF ALL CORPORATE ACTION BY THE BORROWER. Certified copies of all corporate action taken by the BORROWER, including resolutions of its BOARD of DIRECTORS, authorizing the execution, delivery, and performance of the LOAN DOCUMENTS to which it is a party and each other document to be delivered pursuant to this AGREEMENT;

  (3) INCUMBENCY AND SIGNATURE CERTIFICATE OF THE BORROWER. A certificate of the PRESIDENT or VICE PRESIDENT of the BORROWER certifying the names and true signatures of the officers of the BORROWER authorized, pursuant to the Board of Directors resolutions in paragraph (2) above, to sign the LOAN DOCUMENTS to which it is a party and the other documents to be delivered by the BORROWER under this AGREEMENT;

(b) The BANK shall make any LOAN available to the BORROWER subject to the condition precedent that no EVENT of DEFAULT, or event which with the giving of notice or the passage of time or both, would be an EVENT of DEFAULT, shall have occurred and be continuing or shall result from the making of the LOAN.

                                  ARTICLE IV

                               EVENTS OF DEFAULT
                               -----------------

SECTION 4.01. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur:

  (1) The BORROWER shall fail to pay the principal of, or interest on, the NOTE, or any LOAN as and when due and payable;

  (2) The BORROWER shall fail to perform or observe any term, covenant, or agreement contained in any LOAN DOCUMENT to which it is a party on its part to be performed or observed;

  (3) The BORROWER shall (a) fail to pay any indebtedness for borrowed money (other than the NOTE) of the BORROWER or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), or (b) fail to perform or observe any term, covenant, or condition on its part to be performed or observed under any agreement or instrument relating to any such indebtedness, when required to be performed or observed, if the effect of such failure to perform or observe is to accelerate, or to permit the acceleration after the giving of notice or passage of time, or both, of the maturity of such indebtedness, whether or not such failure to perform or observe shall be waived by the holder of such indebtedness; or any such indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required payment), prior to the stated maturity thereof;

  (4) The BORROWER (a) shall generally not, or shall be unable to, or shall admit in writing its inability to pay its DEBTS as such DEBTS become due; or (b) shall make an assignment for the benefit of creditors, petition or apply to any tribunal for the appointment of a custodian, receiver, or trustee for it or a substantial part of its assets; or (c) shall commence any proceeding under any bankruptcy, reorganization, arrangements, readjustment of DEBTS, dissolution, or liquidation under laws or statutes of any jurisdiction, whether now or hereafter in effect; or (d) shall have any such petition or application filed or any such proceeding commenced against it in which an order for relief is undismissed for a considerable period of days; or (e) by any act or omission shall indicate its consent to, approval of, or acquiescence in any such petition, application, or proceeding, or order for relief, or the appointment of a custodian, receiver, or trustee for all or any substantial part of its properties; or (f) shall suffer any such custodianship, receivership, or trusteeship to continue undischarged for a considerable period of days; then, and in any such event, the BANK may, by notice to the BORROWER, (except in respect of paragraph (4) above, the events set forth in the following items (1) and (2) shall occur automatically) (1) declare the CREDIT LINE to make LOANS to be terminated, whereupon the same shall forthwith terminate, and (2) declare the NOTE, together with all interest thereon, and all other amounts payable under this AGREEMENT to be forthwith due and payable, whereupon the NOTE, all the LOANS, all such interest, and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the BORROWER.


                                   ARTICLE V

                                 MISCELLANEOUS
                                 -------------

  SECTION 5.01. AMENDMENTS, ETC. No amendment, modification, termination, or waiver of any provision of any LOAN DOCUMENT to which the BORROWER is a party, nor consent to any departure by the BORROWER from any LOAN DOCUMENT to which it is a party, shall in any event be effective unless the same shall be in writing and signed by the BANK, and then such waiver or consent shall be effective only in the specific instance and for the specific instance and for the specific purpose for which it is given.

  SECTION 5.02.  REPORTING REQUIREMENTS. The BORROWER shall furnish to the BANK;

  (1) NOTICE OF LITIGATION. Promptly after the commencement thereof, notice of all actions, suits, and proceedings before any court, governmental department, commission, board, bureau, agency, or instrumentality domestic or foreign affecting the BORROWER which, if determined adversely to the BORROWER, could have a material reverse effect on financial condition, properties or operations of the BORROWER;

  (2) NOTICE OF DEFAULT and EVENT OF DEFAULT. As soon as possible after the occurrence of each DEFAULT or EVENT OF DEFAULT, a written notice setting for the details of such DEFAULT or EVENT OF DEFAULT and the action which is proposed to be taken by the BORROWER to remedy said DEFAULT or EVENT OF DEFAULT.

  (3) GENERAL INFORMATION. Such other information representing the condition or operations, financial or otherwise, of the BORROWER as the BANK may from time to time reasonably request.

  SECTION 5.03. NOTICES, ETC. All notices and other communications provided for under this AGREEMENT and under the other LOAN DOCUMENTS to which the BORROWER is a party shall be in writing, delivered in person, sent by certified mail (postage prepaid), or sent by telegram, telex or facsimile and promptly confirmed by letter. Any such notice shall be effective when so given

     If to the BORROWER:

                           Name:            Yuasa-Exide, Inc.
                                        ------------------------------------

                           Address:         P.O. Box 14145
                                        ------------------------------------

                                            Reading, PA 19612-4145
                                        ------------------------------------

                                        ------------------------------------

                           Attention:       PATRICK J. MCCLAFFERTY
                                        ------------------------------------

                           Facsimile:       (610) 208-1671
                                        ------------------------------------

                           Telephone:       (610) 208-1761
                                        ------------------------------------

     If to the BANK:

                 The Sakura Bank, Limited, New York Branch
                 277 Park Avenue
                 New York, New York 10172

                 Attention: CORPORATE FINANCE - 1 DEPT. or CUSTOMER DESK.
                 Facsimile: (212) 644-3188                (212) 754-6690
                 Telephone: (212) 756-6730-6738           (212) 756-6881-5
                                  6745-6754

  or, as to each party, at such other address as shall be designated by such partt in a written notice to the other party complying as to delivery with the terms of this SECTION 5.03. All such notices and communications shall, when mailed or telegraphed, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid, except that notices to the BANK pursuant to the provisions of ARTICLE II hereof shall not be effective until received by the BANK.

  SECTION 5.04. NO WAIVER; REMEDIES. No failure on the part of the BANK to exercise, and no delay in exercising, any right, power, or remedy under any LOAN DOCUMENT shall operate as waiver thereof; nor shall any single or partial exercise of any right under any LOAN DOCUMENT preclude any other or further exercise thereof or exercise of any other right. The remedies provided in the LOAN DOCUMENTS are cumulative and not exclusive of any remedies provided by law.

  SECTION 5.05. SUCCESSORS AND ASSIGNS. This AGREEMENT shall be binding upon and inure to the benefit of the BORROWER and the BANK and their respective successors and assigns, except that the BORROWER may not assign or transfer any of its rights under any LOAN DOCUMENT to which the BORROWER is a party without the prior written consent of the BANK.

  SECTION 5.06. COSTS, EXPENSES, AND TAXES. The BORROWER agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration of any of the LOAN DOCUMENTS, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the BANK, and local counsel who may be retained by said counsel, with respect thereto and with respect to advising the BANK as to its rights and responsibilities under any of the LOAN DOCUMENTS, and all costs and expenses, if any, in connection with enforcement of any of the LOAN DOCUMENTS. In addition, the BORROWER shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, and recording of any of the LOAN DOCUMENTS and the other documents to be delivered under any of the LOAN DOCUMENTS, and agrees to save the BANK harmless from against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

  SECTION 5.07. DEDUCTIONS. All payments by the BORROWER to the BANK under this AGREEMENT are to be made net and free of any and all taxes (except for taxes based upon the overall net income of the BANK), duties, imposts, fees, withholdings or deductions (the "DEDUCTIONS") of any nature now or hereafter imposed. IF ANY DEDUCTION is, by law, required to be made from any payment hereunder, then the BORROWER shall pay to the BANK such additional amount as will result in receipt by the BANK of a net amount equal to the amount the BANK would have received hereunder had no such DEDUCTION been required. In such event the BORROWER shall, as soon as practical, deliver to the BANK a receipt issued by the relevant taxing authority evidencing the amount of such DEDUCTION and its payment. If the BORROWER is required to pay an additional amount on account of any such DEDUCTION, the BORROWER shall have the right, on not less than three BUSINESS DAYS' prior written notice of the BANK, to repay the applicable LOAN.
     SECTION 5.08. RIGHT OF SET OFF. Upon the occurrence and during the continuance of any EVENT OF DEFAULT the BANK is hereby authorized at any time and from time to time, without notice to the BORROWER (any such notice being expressly waived by the BORROWER), to set off and apply any and all deposits (general and social, time or demand, provisional or final) at any time held, and other indebtedness at any time owing by the BANK to or for the credit or the account of the BORROWER against any and all of the obligations of the BORROWER now or hereafter existing under this AGREEMENT or the NOTE or any other LOAN DOCUMENTS, irrespective of whether or not the BANK shall have made any demand under this AGREEMENT or such other LOAN DOCUMENTS and although such obligations may be unmatured. The BANK agrees promptly to notify the BORROWER after such set off and application, provided that the failure to give such notice shall not affect the validity of such set off and application. The rights of the BANK under this SECTION 5.08 are in addition to other rights and remedies (including, without limitation, other rights of set off) which the BANK may have.

     SECTION 5.09. GOVERNING LAW. This AGREEMENT and the NOTE shall be governed by, and construed in accordance with, the laws of the state of New York. Any legal action or proceedings with respect to this AGREEMENT against the BORROWER may be brought in the courts of the United States of America of the State of New York as the BANK may elect, and, by execution and delivery of this AGREEMENT, the BORROWER hereby (i) accepts for itself, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, (ii) irrevocably agrees to be bound by any judgement of any such court with respect to this AGREEMENT or the NOTE and (iii) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect to this AGREEMENT brought in any court of the United States of America or the State of New York located in the City of New York, and further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. In the case of the courts of the United States of America and the State of New York the BORROWER herby agree to receive service of process in any legal action or proceedings with respect to this AGREEMENT at its offices at 277 Park Avenue, New York, N.Y., 10172. Nothing herein shall affect the right to serve process in any other manner permitted by the law. The BORROWER hereby agrees that the mailing of such process to the BORROWER shall be deemed personal service and accepted by the BORROWER for any legal action or proceedings with respect to this AGREEMENT.

     SECTION 5.10. SEVERABILITY OF PROVISIONS. Any provision of any LOAN DOCUMENT which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of such LOAN DOCUMENT or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 5.11. HEADINGS. ARTICLE and SECTION headings in this AGREEMENT are for the convenience of reference only and shall not constitute a part of the applicable LOAN DOCUMENTS for any other purpose.

     IN WITNESS WHEREOF, the parties hereto caused this AGREEMENT to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                         Yuasa-Exide, Inc.
                                        ----------------------------------
                                                (name of borrower)

                                        By: /s/ Patrick J. McClafferty
                                           -------------------------------
                                        Title:  PATRICK J. MCCLAFFERTY
                                                TREASURER

                                        The Sakura Bank Limited
                                        New York Branch

                                        By: /s/ Yoshimi Miura
                                           -------------------------------
                                        Title:  Yoshimi Miura
                                                Senior Vice President

                                  MASTER NOTE
                                  -----------

                                                                  New York, N.Y.
                                                                  August 8, 1996
                                                                ----------

     FOR VALUE RECEIVED, the undersigned Yuasa Exide, Inc. hereby promises to pay to the order of The Sumitomo Trust & Banking Co., Ltd. New York Branch (hereinafter the "Bank"), at its office at 527 Madison Avenue, New York, New York 10022, on the due date for each advance made by the Bank to the undersigned (each, an "Advance") or on demand (as recorded on the grid on the reverse side hereof including additional pages, if any) in lawful money of the United States, and in immediately available funds, the unpaid principal amount of that Advance (as recorded on the grid on the reverse side hereof including additional pages, if any) made by the Bank to the undersigned. The undersigned further promises to pay interest (computed on the basis of the actual number of days elapsed over a period of 360 days) on the due date for each Advance at the rate of interest that is recorded on the grid on the reverse side hereof including additional pages, if any, on the unpaid principal amount of such Advance but in no event higher than the maximum permitted under applicable law. Where Advances are based on the Prime Rate, that rate shall be defined as the rate of interest as is established at the Bank from time to time as its base or Prime Rate. Each payment received by the Bank shall be applied to Advances payable on demand and then in the order of the maturity of their respective due dates.

     In the event the undersigned fails to pay any amount of principal or interest when due, the entire unpaid principal and accrued interest for all Advances shall forthwith become absolutely due and payable without any notice, demand, protest or presentment whatsoever, all of which are expressly waived.

     The Bank shall and is hereby authorized by the undersigned to record on the grid on the reverse side hereof including additional pages, if any, an appropriate notation evidencing date, amount, rate and due date (or if payable on demand) of each Advance as well as the date and amount of each payment by the undersigned in respect hereof, whether by prepayment or payment when due or late payment. The records of the Bank with respect to the Advances and payments made thereon shall, absent manifest error, be conclusive evidence of the existence and the amount of the obligations of the undersigned to the Bank hereunder, including all interest thereon, and all payments and prepayments made by the undersigned with respect thereto.

     The undersigned shall not have the right to prepay any Advance prior to its maturity date; however, if the undersigned does prepay any Advance, the undersigned shall reimburse the Bank on demand for any loss incurred or to be incurred by it as a result of such prepayment including without limitation, the breaking of any deposits, the reemployment of funds released by any prepayment or otherwise.

     The obligations of the undersigned under this Note are absolute and unconditional, and shall not be subject to any right of offset or counterclaim.

     The provisions of this Note shall be construed and interpreted and all rights and obligations hereunder determined in accordance with the laws of the State of New York.


                                       Yuasa Exide, Inc.


                                       By: /s/ Patrick J. McClafferty
                                          ------------------------------
                                       Name: Patrick J. McClafferty
                                       Title:  Treasurer

                     THE SUMITOMO TRUST & BANKING CO., LTD.
                                NEW YORK BRANCH



                           GENERAL SECURITY AGREEMENT



                               YUASA-EXIDE, INC.
          -----------------------------------------------------------
                               (BORROWER'S NAME)

     In consideration of one or more loans, letters of credit or other financial accommodation made, issued or extended by The Sumitomo Trust & Banking Co., Ltd., New York Branch (hereinafter called the "Bank"), the undersigned hereby agree(s) that the Bank shall have the rights, remedies and benefits hereinafter set forth.

     The term "Liabilities" shall include any and all indebtedness, obligations and liabilities of any kind of the undersigned to the Bank and also to others to the extent of their participations granted to or interests therein created or acquired for them by the Bank, now or hereafter existing, arising directly between the undersigned and the Bank or acquired outright, conditionally or as collateral security from another by the Bank, absolute or contingent, joint and/or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, direct or indirect, including, but without limiting the generality of the foregoing, indebtedness, obligations or liabilities to the Bank of the undersigned as a member of any partnership, syndicate, association or other group, and whether incurred by the undersigned as principal, surety, indorser, guarantor, accommodation party or otherwise.

     The term "Security" shall mean every deposit, now or hereafter existing, of the undersigned with the Bank and any other claim of the undersigned against the Bank, now or hereafter existing, and all money, instruments, securities, documents (including the goods covered thereby), chattel paper, credits, claims, demands and any other property, rights and interests of the undersigned which at any time shall come into the possession or custody or under the control of the Bank or any of its agents, associates or correspondents, for any purpose, and shall include any of the foregoing from time to time made available to the undersigned by the Bank pursuant to a trust receipt or other security agreement the effect of which is to continue the Bank's security interest therein and shall also include the proceeds, products and accessions of and to any thereof. The term "Security" shall also include all personal property and fixtures of the undersigned, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible or intangible, including, but not limited to, all money, goods, instruments, securities, documents, chattel paper, accounts, contract rights, general intangibles, credits, claims, demands and any other property, rights and interests of the undersigned, and shall include the proceeds, products and accessions of and to any thereof.

     As security for the payment of all the Liabilities, the undersigned hereby grant(s) to the Bank a security interest in, a general lien upon and/or right of set-off of, the Security.

     At any time and from time to time, upon the demand of the Bank, the undersigned will: (1) deliver and pledge to the Bank, indorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Bank may request any and all instruments, documents and/or chattel paper as the Bank may specify in its demand; (2) give, execute, deliver, file and/or record any notice, statement, instrument, document, agreement or other papers that may be necessary or desirable, or that the Bank may request, in order to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Bank to exercise and enforce its rights hereunder or with respect to such security interest; (3) keep and stamp or otherwise mark any and all documents and chattel paper and its individual books and records relating to inventory, accounts and contract rights in such manner as the Bank may require; and (4) permit representatives of the Bank at any time to inspect its inventory and to inspect and make abstracts from the undersigned's books and records pertaining to inventory, accounts, contract rights, chattel paper, instruments and documents. The right is expressly granted to the Bank, at its discretion, to file one or more financing statements naming the undersigned as debtor and the Bank as secured party and indicating therein the types or describing the items of Security herein specified. Without the prior written consent of the Bank the undersigned will not create, grant or permit to exist any security interest in any property of the undersigned other than purchase money security interests and security interests originally perfected by possession (whether or not there was also a filing), including security interests in the proceeds, products and accessions of and to any of the foregoing. With respect to the Security, or any part thereof, which at any time shall come into the possession or custody or under the control of the Bank or any of its agents, associates or correspondents, for any purpose, the right is expressly granted to the Bank, at its discretion, to transfer to or register in the name of itself or its nominee any of the Security, and whether or not so transferred or registered to receive the income and dividends thereon, including stock dividends and rights to subscribe, and to hold the same as a part of the Security and/or apply the same as hereinafter provided; to exchange any of the Security for other property upon the reorganization, recapitalization or other readjustment and in connection therewith to deposit any of the Security with any committee or depository upon such terms as it may determine; to vote the Security so transferred or registered and to exercise or cause its nominee to exercise all or any powers with respect thereto with the same force and effect as an absolute owner thereof; all without notice and without liability except to account for property actually received by it. The Bank shall be deemed to have possession of any of the Security in transit to or set apart for it or any of its agents, associates or correspondents.

     The Bank at its discretion may, whether any of the Liabilities be due, in its name or in the name of the undersigned or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for, or make any compromise or settlement deemed desirable with respect to, any of the Security, but shall be under no obligation to do so, or the Bank may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, or release, any of the Security, without thereby incurring responsibility to, or discharging or otherwise affecting the liability of, the undersigned. The Bank shall not be required to take any steps necessary to preserve any rights against prior parties to any of the Security. Upon default hereunder or in connection with any of the Liabilities (whether such default be that of the undersigned or of any other party obligated thereon), the undersigned shall, at the request of the Bank, assemble the Security at such place or places as the Bank designates in its request. The Bank shall have the rights and remedies with respect to the Security of a secured party under the New York Uniform Commercial Code (whether or not such Code is in effect in the jurisdiction where the rights and remedies are asserted). In addition, with respect to the Security, or any part thereof, which shall then be or shall thereafter come into the possession or custody of the Bank or any of its agents, associates or correspondents, the Bank may sell or cause to be sold in the borough of Manhattan, New York City, or elsewhere, in one or more sales or parcels, at such price as the Bank may deem best, and for cash or on credit or for future delivery, without assumption of any credit risk, all or any of the Security, at any broker's board or at public or private sale, without demand of performance or notice of intention to sell or of time or place of sale (except such notice as is required by applicable statute and cannot be waived), and the Bank or anyone else may be the purchaser of any or all of the Security so sold and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any equity of redemption, of the undersigned, any such demand, notice or right and equity being hereby expressly waived and released. The undersigned will pay to the Bank all expenses including expense for legal services of every kind) of, or incidental to, the enforcement of any of the provisions hereof or of any of the Liabilities, or any actual or attempted sale or any exchange, enforcement, collection, compromise or settlement of any of the Security or receipt of the proceeds thereof, and for the care of the Security and defending or asserting the rights and claims of the Bank in respect thereof, by litigation or otherwise, including expense of insurance; and all such expenses shall be Liabilities within the terms of this agreement. The Bank at any time, at its option, may apply the net cash receipts from the Security to the payment of principal of and/or interest on any of the Liabilities, whether or not then due, making proper rebate of interest or discount. Notwithstanding that the Bank, whether in its own behalf and/or in behalf of another or others, may continue to hold Security and regardless of the value thereof, the undersigned shall be and remain liable for the payment in full, including both principal and interest, of any balance of the Liabilities and expenses at any time unpaid.

     If at any time the Security shall be unsatisfactory to the Bank, upon the demand of the Bank the undersigned will furnish such further security or make such payment on account of any of the Liabilities as will be satisfactory to the Bank, and if the undersigned fail(s) forthwith to furnish such security or to make such payment; or if any sum payable upon any of the Liabilities be not paid when due; or if the undersigned shall default in the performance of any of its agreements herein or in any instrument or document delivered pursuant hereto; or if the undersigned or any maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person liable upon or for any of the Liabilities or Security shall die, become insolvent (however such insolvency may be evidenced), commit any act of bankruptcy, or make a general assignment for the benefit of creditors; or if the undersigned or any copartnership of which the undersigned is (are) a member (or members) shall suspend the transaction of his, its or their usual business, or be expelled from or suspended by any stock or securities exchange or other exchange, or any proceeding, procedure or remedy supplementary to or in enforcement of judgment shall be resorted to or commenced against, or with respect to any property of, the undersigned or any such copartnership, maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person; or if a petition in bankruptcy or for any relief under any law relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension shall be filed, or any proceeding shall be instituted under any such law, by or against the undersigned or any such copartnership, maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person; or if any governmental authority or any court at the instance thereof shall take possession of any substantial part of the property of, or assume control over the affairs or operations of, or a receiver shall be appointed of, or of any substantial part of the property of, or a writ or order of attachment or garnishment shall be issued or made against any of the property of, the undersigned or any such copartnership, maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person, or if any indebtedness of the undersigned or of any such copartnership, maker, drawer, acceptor, indorser, guarantor, surety, accommodation party or other person for borrowed money shall become due and payable by acceleration of maturity thereof; or if the undersigned (if a corporation) shall be dissolved or be a party to any merger or consolidation without the written consent of the Bank; or if the Bank, for any reason, deems itself insecure; thereupon, unless and to the extent that the Bank shall otherwise elect, all of the Liabilities shall become and be due and payable forthwith.

     The Bank may assign, transfer and/or deliver to any transferee of any of the Liabilities any or all of the Security and thereafter shall be fully discharged from all responsibility with respect to the Security so assigned, transferred and or delivered. Such transferee shall be vested with all the powers and rights of the Bank hereunder with respect to such Security, but the Bank shall retain all rights and powers hereby given with respect to any of the Security not so assigned, transferred or delivered. No delay on the part of the Bank in exercising any power or right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder preclude other or further exercise thereof or the exercise of any other power or right. The rights, remedies and benefits herein expressly specified are cumulative and not exclusive of any rights, remedies or benefits which the Bank may otherwise have. The undersigned hereby waive(s) presentment, notice of dishonor and protest of all instruments included in or evidencing the Liabilities or the Security and any and all other notices and demands whatsoever, whether or not relating to such instruments.

    Unless otherwise agreed, loans, advances or credits heretofore or hereafter obtained from or through the Bank by the undersigned shall be repayable with interest at the Branch of the Bank in the City of New York upon demand.

    The undersigned hereby assents to any agreement the Bank may elect to enter into with any other banks or trust companies to which the undersigned is indebted providing for sharing Security or any realizations thereon.

     No provision hereof shall be modified or limited except by a written instrument executed by the Bank, expressly referring hereto and to the provision so modified or limited. The undersigned, if more than one, shall be jointly and severally liable hereunder and all provisions hereof regarding the Liabilities or Security of the undersigned shall apply to any Liability or any Security of any or all of them. This agreement shall be binding upon the heirs, executors, administrators, assigns or successors of the undersigned; shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this agreement, and if all transactions between the Bank and the undersigned shall be at any time closed, shall be equally applicable to any new transactions thereafter; shall so continue in force notwithstanding any change in any partnership party hereto, whether such change occurs through death, retirement or otherwise; and shall be construed according to the laws of the State of New York. Unless the context otherwise requires, all terms used herein which are defined in the New York Uniform Commercial Code shall have the meanings therein stated.

     This agreement shall become effective immediately upon execution by the undersigned, and the execution of the Bank shall not be required as a condition to the effectiveness of this agreement.

New York JULY 23, 1996
         -------    --


                                              YUASA--EXIDE, INC.
                                       -----------------------------------------
                                                   (BORROWER'S NAME)


                                       By /s/ Patrick J. McClafferty
                                         ---------------------------------------
                                         (AUTHORIZED SIGNATURE)          (TITLE)

                                         PATRICK J. MCCLAFFERTY      TREASURER

                                       BORROWER'S ADDRESS

                                         P. 0. BOX 14145
                                         ---------------------------------------
                                                  (NUMBER AND STREET)


                                         READING, PA 19612-4145
                                         ---------------------------------------
                                                     (CITY, STATE)

                                PROMISSORY NOTE


                                             New York, New York

                                             1/30      1998
                                             --------,-------

FOR VALUE RECEIVED, the undersigned by this promissory note (this "Note") hereby unconditionally promises to pay to the order of THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, THE BANK OF TOKYO-MITSUBISHI, LTD., CAYMAN BRANCH, BANK OF TOKYO-MITSUBISHI TRUST COMPANY or BROADWAY CAPITAL CORPORATION (collectively referred to herein as the "Bank"), as appropriate, on the respective "Due Dates" below at 1251 Avenue of the Americas, New York, New York 10020 (the "Bank's Office"), or at such place as may be designated, the principal amount of all indebtedness outstanding designated on the grid below (or on pages attached hereto) in lawful money of the United States of America and in immediately available funds. The undersigned further agrees to pay interest on such principal amounts on the dates at the rates specified below.

Unless otherwise agreed, interest shall be computed on the basis of a 360-day year and the actual number of days elapsed. Notwithstanding the foregoing, any principal, interest, or other amount owing hereunder which is unpaid when due shall bear interest from the date of default to the actual date of payment (before as well as after judgment) at a rate per annum equal to the higher of
(x) the rate of interest per annum otherwise applicable hereunder plus 2% and
(y) the Bank's prevailing "prime" rate of interest plus 2%. In any event, the rate of interest payable under this Note shall not exceed the maximum rate permitted by law. The undersigned agrees to pay all costs and expenses (including the reasonable fees and disbursements of counsel) incurred by the Bank in connection with the enforcement of this Note and the collection of amounts payable hereunder. All amounts payable in respect of this Note shall be paid free and clear of any set-off, counterclaim or other deduction or withholding and free and clear taxes, duties and imposts (including withholding or retention taxes) which may be levied by any jurisdiction, except such as are levied by the United States of America or the State or City of New York on the income of the Bank. The undersigned hereby waives presentment, demand, protest, notice of dishonor, and any other notice of any kind. The undersigned hereby authorized the Bank, if and to the extent any payment due the Bank hereunder is not otherwise made when due, to charge any amount so due against the accounts of the undersigned or any of its wholly-owned subsidiaries maintained with the Bank or the Bank's affiliates (as if the Bank its affiliates were one and same entity), with undersigned remaining liable for any deficiency.

If, after the date hereof, the adoption of any law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by the Bank with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency (a) subjects the Bank to any charge with respect to this Note or changes the basis of taxation of payments to the Bank of principal, interest or other amounts due hereunder (except for changes in the rate of tax on the overall net income of the Bank) or (b) imposes, modifies or makes applicable any reserve, special deposit insurance assessment or similar requirement against the assets of, deposits with or for the accounts of, or credit extended by, the Bank, and the result or any of the foregoing is to increase the cost to the Bank of making, funding or maintaining the loan(s) evidenced by this Note, to reduce any amount received or receivable by the Bank hereunder or to reduce the rate of return on the Bank's capital in respect of such loan(s), then upon demand by the Bank, the undersigned shall pay to the Bank such additional amount or amounts as will compensate the bank for such increased cost or reduction. The Bank's determination of the amount of such increased cost or reduction shall be conclusive, absent manifest error.

The undersigned represents and warrants to the Bank (effective as of the date of each disbursement made hereunder) that it is a corporation, partnership or other organization duly incorporated or created and validly existing under the laws of the jurisdiction of its incorporated or creation; that the execution, delivery and performance by the undersigned of this Note are within the corporate, partnership or other organizational powers of the undersigned, have been duly authorized by all necessary corporate, partnership or other organizational action, and do not contravene any charter or other organizational documents of the undersigned; and that this Note is a legal, valid and binding obligation of the undersigned enforceable against the undersigned in accordance with its terms.

It is further agreed that upon the occurrence of any of the following events any and all principal, interest and other amounts payable hereunder shall automatically become immediately due and payable without any action by the Bank:(a) the undersigned shall fail to pay full when and as due any principal, interest or other amount due hereunder; or (b) any representation or warranty made by the undersigned in connection with or related to this Note shall prove to be incorrect in any material respect when made or deemed to have been made; or (c) the undersigned, any of its wholly-owned subsidiaries or any guarantor of this Note (i) shall not, or be unable to, or shall admit in writing its inability to, pay its debts as such debts become due, or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver, trustee or the like for a substantial part of its assets or properties, domestic or foreign, or (iii) shall commence, or have commenced against it, any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statue of any jurisdiction, whether foreign or domestic and whether now or hereinafter in effect, (iv) suffer any custodianship, receivership, trusteeship, seizure, forfeiture or divestiture of all or a substantial part of its assets or (v) dissolve, liquidate or otherwise discontinue its business; or
(d) the undersigned, any of its wholly-owned subsidiaries or any guarantor of this Note shall fail to pay when due and payable any principal, premium or interest on any indebtedness other than the indebtedness owned hereunder or the maturity of any such indebtedness shall, in whole or in part, have been accelerated or required to be prepaid prior to the stated maturity thereof.

The rights of the Bank under this Note shall inure to the benefit of the successors and assigns of the Bank. The undersigned shall not assign or transfer its rights or obligations under this Note without the prior written consent of the Bank. the Bank may assign, or grant participation interests in, all or a portion of this Note without the undersigned's consent.

PROCEEDING TO ENFORCE THIS NOTE OR RELATED TO THIS NOTE. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS NOTE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF. THE UNDERSIGNED SUBMITS, IN ANY LEGAL ACTION RELATED HERETO, TO THE NON-EXCLUSIVE JURISDICTION OF STATE AND FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK AND WAIVES ANY OBJECTION IT MAY HAVE AS TO THE BRINGING OR MAINTAINING OF ANY SUCH ACTION WITH ANY SUCH COURT.

                                        [SIGNATURE APPEARS HERE]
                                       ----------------------------------
                                        (Borrower's name)

                                       By: YUASA-EXIDE, INC.
                                          -------------------------------
                                           Name: PATRICK J. McCLAFFERTY
                                           Title: TREASURER

                                     GRID
--------------------------------------------------------------------------------
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Bank       Date                        Amount   Rate        Paid On    Made By
                                                            Due Date
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

                  MEMORANDUM OF UNDERSTANDING FOR TRANSACTIONS

     The undersigned Customer (the "Customer") agrees that regarding its transactions and commercial relationships with Bank of Tokyo-Mitsubishi Trust Company and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch (collectively, the "Bank") of every kind and description (unless otherwise noted), and in consideration of such transactions and relationships, the following provisions will apply.

     1. Unless the Customer shall have notified the Bank otherwise, each person listed on the opposite side of this page shall be an "Authorized Representative" and shall be authorized to give and receive notices and instructions on behalf of the Customer and to otherwise act on behalf of the Customer by telephone or facsimile. The Customer may from time to time designate additional Authorized Representatives and withdraw the designations of previously designated Authorized Representatives. The Bank shall be entitled to rely without investigation on the information entered on the opposite side of this page, as the same may be updated from time to time as provided above. The Bank may rely upon, and shall be authorized in acting or refraining from acting in reliance upon, any telephone or facsimile communication in good faith believed by it to be genuine and made by an Authorized Representative. In the event that a telephone or facsimile communication is confirmed in writing and there is a discrepancy between such telephonic or facsimile communication and a valid written confirmation thereof, such written confirmation will be deemed effective notice, except when the Bank has acted in reliance on the telephonic or facsimile communication.

     2. In connection with, and in consideration of, any short-term loans made by the Bank to the Customer pursuant to the Bank's standard form of Revolving Credit Promissory Note, the Customer agrees that its obligation to make payments to the Bank in respect thereof may be evidenced by such a note and the records of the Bank. All entries made in the records of the Bank shall be evidence of the accuracy of the information set forth therein. The records of the Bank include, without limitation, all books and records in any form (including computer disks and related data processing software) which at any time may evidence or contain information relating to such short-term loans.

     3. In consideration of any credit extensions made, and other financial services provided, by the Bank to the Customer, the Customer hereby agrees to indemnify the Bank against, and hold the Bank harmless from, any and all losses, costs and expenses arising out of the transactions and relationships described in the introductory paragraph above, except to the extent any such loss, cost or expense is proven to be the direct result of the Bank's gross negligence or willful misconduct. The Bank will not be responsible for the acts or omissions of the Customer or any other party. The Customer will not sue for, and the Bank will not be liable for, any consequential, special, punitive or indirect damages suffered in connection with the transactions and or relationships described in the introductory paragraph. Without limiting the generality of the foregoing, the Bank will not be liable for any failure to act or delay in acting caused by any legal constraint, interruption of telephone or other transmission or communications facilities, equipment failure, emergency conditions or other Acts of God or circumstances beyond the Bank's control. This memorandum of understanding shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, a duly authorized officer of the Customer listed on the corporate resolutions provided to the Bank has executed this Memorandum of Understanding for Transactions as of this 16th day of January, 1998.
                                          ----        -------------

                                       Yuasa -- Exide, Inc.
                                       -------------------------------
                                       Customer Name

                                       By: /s/ Patrick J. McClafferty
                                          ----------------------------
                                       Name: Patrick J. McClafferty
                                       Title: Treasurer

                          Authorized Representatives
                          --------------------------

                                                                  FACSIMILE &
                                                                  TELEPHONE
NAME                                TITLE                         NUMBERS
----                                -----                         -------
(Please type or print)



 Michael T. Philion                   Vice-President Finance      (610) 208-1864
-----------------------             --------------------------    --------------


 Patrick J. McClafferty               Treasurer                   (610) 208-1761
-----------------------             --------------------------    --------------


 John Phillips                        Treasury Analyst            (610) 208-1739
-----------------------             --------------------------    --------------


 Mary F. Adam                         Treasury Analyst            (610) 208-1740
-----------------------             --------------------------    --------------

 Facsimile # for all (610) 208-1671


-----------------------             --------------------------    --------------

For Bank Use Only

-----------      --------------       ---------------       -------------------

-----------      --------------       ---------------       -------------------
LIS NO.          LOAN NO.             BORROWER              APPROVAL SIGNATURE

--------------------------------------------------------------------------------
                                                                [CORESTATES LOGO
                                                                   APPEARS HERE]
                          COMMERCIAL PROMISSORY NOTE

$10,000,000.00                                                        3/17, 1998

     FOR VALUE RECEIVED, each of the undersigned, jointly and severally if more than one (hereinafter collectively referred to as "Borrower"), promises to pay to the order of CORESTATES BANK, N.A.*, a national banking association (the "Bank"), at any of its banking offices in Pennsylvania, the principal amount of Ten Million and 00/100 DOLLARS, in lawful money of the United States, plus interest, or be paid as follows:

Interest on this loan shall be payable monthly. The principal balance on this loan shall be payable in 20 equal consecutive quarterly installments each in the amount of $500,000 payable on the first day of each quarter beginning July 1, 2001. The final principal installment of $500,000 will be due and payable on April 1, 2006 along with all accrued and unpaid interest to fully pay this Note.

This loan will accrue interest at a rate of .70% in excess of the Overnight Base Rate (OBR), as established by the Bank.


ADDITIONAL TERMS OF THIS NOTE - Each of the following provisions shall apply to this Note, to any extension or modification hereof and to the indebtedness evidenced hereby, except as otherwise expressly stated above or in a separate writing signed by Bank and Borrower.

INTEREST - Interest shall be calculated on the basis of a 360-day year and shall be charged for the actual number of days elapsed. Accrued interest shall be payable monthly. Accrued interest shall also be payable when the entire principal balance of this Note becomes due and payable (whether by demand, stated maturity or acceleration) or, if earlier, when such principal balance is actually paid to Bank. If the rate at which interest accrues is based on the "Prime Rate", that term is defined as the rate of interest for loans established by Bank from time to time as its prime rate. Said per annum rate of interest shall change each time Bank's prime rate shall change, effective on and as of the date of the change. Interest shall accrue on each disbursement hereunder from the date such disbursement is made by Bank, provided, however, that to the extent this Note represents a replacement, substitution, renewal or refinancing of existing indebtedness, interest shall accrue from the date hereof. Interest shall accrue on the unpaid balance hereof at the rate provided for in this Note until the entire unpaid balance has been paid in full, notwithstanding the entry of any judgment against Borrower.

PREPAYMENT - If this Note bears interest at a floating or variable rate and no floor or minimum rate is specified. Borrower may prepay all or any portion of the principal balance of this Note at any time, without premium or penalty. If not permitted under the preceding sentence, any prepayment of principal (including any principal repayment as a result of acceleration by Bank of this Note) shall require immediate payment to Bank of a prepayment fee equal to the amount, if any, by which the aggregate present value of scheduled principal and interest payments eliminated by the prepayment exceeds the principal amount being prepaid. Said present value shall be calculated by application of a discount rate determined by Bank in its reasonable judgment to be the yield-to-maturity at the time of prepayment on U.S. Treasury securities having a maturity which most closely approximates the final maturity date of the principal balance then outstanding. Whether or not a prepayment fee is required hereunder, prepayment shall be applied to scheduled installments of principal in the inverse order of their maturity, shall be accompanied by payment of accrued interest on the principal amount being prepaid and, unless this Note has been accelerate by Bank, shall not be permitted in an amount less than the scheduled principal installment immediately prior to final maturity of the outstanding principal balance.

COLLATERAL - As security for all indebtedness to Bank now or hereafter incurred by Borrower, under this Note or otherwise. Borrower grants Bank a lien upon and security interest in any securities, instruments or other personal property of Borrower now or hereafter in Bank's possession and in any deposit balances now or hereafter held by Bank for Borrower's account, and in all proceeds of any personal property or deposit balances. Such liens and security interest shall be independent of Bank's right of setoff. This Note and the indebtedness evidenced hereby shall be additionally secured by any lien or security interest evidenced by a writing (whether now existing or hereafter executed) which contains a provision to the effect that such lien or security interest is intended to secure (a) this Note or the indebtedness evidenced hereby or (b) any category of liabilities, obligations or indebtedness of Borrower to Bank which includes this Note or the indebtedness evidenced hereby, and all property subject to any such lien or security interest shall be collateral for this Note.

EVENTS OF DEFAULT - Each of the following shall be an Event of Default hereunder: (a) the nonpayment when due of any amount payable under this Note or under any obligation or indebtedness to Bank of Borrower or any person liable, either absolutely or contingently, for payment of any indebtedness evidenced hereby, including endorsers, guarantors and sureties (each such person is referred to as an "Obligor"); (b) if Borrower or any Obligor has failed to observe or perform any other existing or future agreement with Bank of any nature whatsoever; (c) if any representation, warranty, certificate, financial statement or other information made or given by Borrower or any Obligor to Bank is materially incorrect or misleading; (d) if Borrower or any Obligor shall become insolvent or make an assignment for the benefit of creditors or if any petition shall be filed by or against Borrower or any Obligor under any bankruptcy or insolvency law; (e) the entry of any judgment against Borrower or any Obligor which remains unsatisfied for 15 days of the issuance of any attachment, tax lien, levy or garnishment against any property of material value in which Borrower or any Obligor has and interest; (f) if any attachment, levy, garnishment or similar legal process is served upon Bank as a result of any claim against Borrower or any Obligor or against any property of Borrower or any Obligor; (g) the dissolution merger, consolidation, or the sale or change in control (as controlled is defined in Rule 12b-2 under the Securities Exchange Act of 1934) of any Borrower which is a corporation or partnership, or transfer of any substantial portion of any of Borrower's assets, or if any agreement for which dissolution, merger, consolidation, change in control, sale or transfer is entered into by Borrower, without the written consent of Bank; (h) the death of any Borrower or Obligor who is a natural person; (i) if Bank determines reasonably and in good faith that an event has occurred or a condition exists which has had, or is likely to have, a material adverse effect on the financial condition or creditworthiness of Borrower or any Obligor, or on the ability of Borrower or any Obligor to perform its obligation evidenced by this Note; (j) if Borrower shall fail to remit promptly when due to the appropriate government agency or authorized depository, any amount collected or withheld from any employee of Borrower for payroll taxes, Social Security payments or similar payroll deductions; (k) if any Obligor shall attempt to terminate or disclaim such Obligor's liability for the indebtedness evidenced by this Note; (l) if Bank shall reasonably and in good faith determine and notify Borrower that any collateral for this Note or for the indebtedness evidenced hereby is insufficient as to quality or quantity; (m) if Borrower shall fail to pay when due any material indebtedness for borrowed money other than to Bank; or (n) if Borrower shall be notified of the failure of Borrower or any Obligor to provide such financial and other information promptly when reasonably requested by Bank. If this Note is payable on demand, Bank's right to demand payment hereof shall not be restricted or impaired by the absence, non-occurrence or waiver of an Event of Default, and it is understood that if this Note is payable on demand, Bank may demand payment at any time.

BANK'S REMEDIES - Upon the occurrence of one or more Events of Default (including, if this Note is payable on demand, any Event of Default resulting from Borrower's failure to make any payment hereunder when demanded), unless Bank elects otherwise, the entire unpaid balance of this Note and all accrued interest shall be immediately due and payable without notice to Borrower or any Obligor, and Bank may, immediately or at any time thereafter, exercise any or all of its rights and remedies hereunder or under any agreement or otherwise under applicable law against Borrower, any Obligor and any collateral. Bank may exercise its rights and remedies in any order and may, at its option, delay in or refrain from exercising some or all of its rights and remedies without prejudice thereto. Upon the occurrence of any such Event of Default or at any time thereafter, Bank may, at its option, and upon five days' written notice to Borrower, begin accruing interest on this Note, at a rate not to exceed five percent (5%) per annum in excess of the greater of (a) the rate of interest provided for above, or (b) the Prime Rate in effect from time to time on the unpaid principal balance hereof;

--------------------------------------------------------------------------------
* CoreStates Bank, N.A. also conducts business as Philadelphia National Bank, as CoreStates First Pennsylvania Bank and as CoreStates Hamilton Bank.

P.O. Box 7648
Philadelphia, PA 19101
215 585 5000 Tel

                                                 [LOGO OF PNC BANK APPEARS HERE]
February 11, 1998



Yuasa-Exide, Inc.
P.O. Box 14145
2366 Bernville Road
Reading, PA 19612
Attention:  Michael T. Philion,
            Vice President-Finance and Chief Financial Officer


          Re:  $10,000,000 Discretionary Line of Credit
               ----------------------------------------

Dear Mr. Philion:


I am pleased to confirm that PNC Bank, National Association (the "Bank") has approved a $10,000,000 discretionary line of credit to Yuasa-Exide, Inc. (the "Company"). Advances made under the line of credit, if any, shall be due and payable on the last day of the applicable interest period, and all obligations of the Company to the Bank shall be due and payable upon the occurrence of an event of default. All advances will bear interest and be subject to the terms and conditions set forth herein and in the enclosed Note. The line of credit will be reviewed by the Bank from time to time and in any event prior to its expiration on January 31, 1999 (the "Expiration Date") to determine whether it should be continued or renewed.

This is not a committed line of credit. The Company acknowledges and agrees that advances made under this line of credit, if any, shall be made at the sole discretion of the Bank. The Bank may decline to make advances under the line or terminate the line at any time and for any reason without prior notice to the Company. This letter sets forth certain terms and conditions solely to assure that the parties understand each other's expectations and to assist the Bank in evaluating the status, on an ongoing basis, of the line of credit.

The Bank's willingness to consider making advances under this facility is subject to the Company's ongoing agreement (a) to furnish the Bank with its audited annual financial statements within 90 days after the end of its fiscal year, its unaudited quarterly financial statements within 45 days after the end of each fiscal quarter and such other financial information as the Bank may reasonably request from time to time promptly after receipt of each request, (b) to notify the Bank as soon as practicable of the following: (i) the occurrence of any default (or event which, with the passage of time or giving of notice or both, would become a default) under any direct or contingent obligation of the Company, or (ii) any reduction in the Company's net worth from the Company's prior financial reporting period (if there are any outstanding balances under the line

Yuasa-Exide, Inc.
February 11, 1998
Page 2



of credit during the then current reporting period), and (c) upon the Bank's request, to furnish copies of any covenant compliance certificates prepared in connection with any such obligations.

Enclosed for execution is the Note evidencing this facility. Please indicate the Company's agreement to the terms and conditions of this letter by having the enclosed copy of this letter executed where indicated and returning it to me. Prior to the making of any advances hereunder, the Company must deliver to the Bank a duly executed original of the Note and a certified copy of resolutions and an incumbency certificate, each in form and substance satisfactory to the Bank.

I am pleased to offer support for your banking needs and look forward to working with you.

Very truly yours,

PNC BANK, NATIONAL ASSOCIATION



By:   /s/ Amy T. Petersen
   ----------------------------


Title:  Vice President
      -------------------------


Agreed and accepted this 14th day of February, 1998.


YUASA-EXIDE, INC.



By: /s/ Patrick J. McClafferty
   ----------------------------

Title:  Treasurer
      -------------------------

                       DISCRETIONARY LINE OF CREDIT NOTE

$10,000,000                                                    February 11, 1998



FOR VALUE RECEIVED, YUASA-EXIDE, INC. (the "Borrower"), with an address at P.O. Box 14145, 2366 Bernville Road, Reading, Pennsylvania 19612, promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the "Bank"), in lawful money of the United States of America in immediately available funds at its offices located at 1600 Market Street, Philadelphia, Pennsylvania 19103, or at such other location as the Bank may designate from time to time, the principal sum of TEN MILLION DOLLARS ($10,000,000) (the "Facility") or such lesser amount as may be advanced to or for the benefit of the Borrower hereunder, together with interest accruing on the outstanding principal balance from the date hereof, as provided below:

1.  Rate of Interest. Each advance outstanding under this Note will bear
    ----------------
interest for the interest period requested, not to exceed ninety (90) days, at a per annum rate equal to the Bank's fully absorbed cost of funds (as determined by Bank in its sole discretion) plus thirty (30) basis points. Interest will be calculated on the basis of a year of 360 days for the actual number of days in each interest period. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

2.  Discretionary Advances. THIS IS NOT A COMMITTED LINE OF CREDIT AND
    ----------------------
ADVANCES UNDER THIS NOTE, IF ANY, SHALL BE MADE BY THE BANK IN ITS SOLE DISCRETION. NOTHING CONTAINED IN THIS NOTE OR ANY OTHER LOAN DOCUMENTS SHALL BE CONSTRUED TO OBLIGATE THE BANK TO MAKE ANY ADVANCES. THE BANK SHALL HAVE THE RIGHT TO REFUSE TO MAKE ANY ADVANCES AT ANY TIME WITHOUT PRIOR NOTICE TO THE BORROWER.

The Borrower may request advances, repay and request additional advances hereunder, subject to the terms and conditions of this Note and the Loan Documents (as defined herein). In no event shall the aggregate unpaid principal amount of advances under this Note exceed the face amount of this Note.

3.  Payment Terms. The principal amount of each advance and interest accrued
    -------------
thereon shall be payable on the last day of the applicable interest period for such advance.

If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Bank's office indicated above is located, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. The Borrower hereby authorizes the Bank to charge the Borrower's deposit account at the Bank for any payment when due hereunder. Payments received will be applied to charges, fees and expenses (including attorneys' fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

4.  Default Rate. If any advance or other amount is not paid when due, the
    ------------
Borrower shall pay interest on such amount until it is paid in full at a rate per annum (based on a year of 360 days and actual days elapsed) (the "Default Rate") equal to three (3%) percentage points above the Prime Rate but not more than the maximum rate allowed by law. As used herein, "Prime Rate" shall mean the rate publicly announced by the Bank from time to time as its prime rate. The Prime Rate is determined from time to time by the Bank as a means of pricing some loans to its borrowers. The Prime Rate is not tied to any external rate of interest or index, and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers. If and when the Prime Rate changes, the rate of interest on this Note will change automatically without notice to the Borrower, effective on the date of any such change. The Default Rate shall continue to apply whether or not judgment shall be entered on this Note.

5.  Prepayment. The Borrower shall have the right to prepay at any time and from
    ----------
time to time, in whole or in part, without penalty, any advance hereunder which is accruing interest at a rate based upon a floating rate. If the Borrower prepays all or any part of any advance which is accruing interest at a fixed rate on other than the last day of the applicable interest period, the Borrower shall also pay to the Bank, on demand therefor, the Cost of Prepayment. "Cost of Prepayment" means an amount equal to the present value, if positive, of the product of (a) the difference between (i) the yield, on the beginning date of the applicable interest period, of a U.S. Treasury obligation with a maturity similar to the applicable interest period minus (ii) the yield, on the
                                          -----
prepayment date, of a U.S. Treasury obligation with a maturity similar to the remaining maturity of the applicable interest period, and (b) the principal amount to be prepaid, and (c) the number of years, including fractional years from the prepayment date to the end of the applicable interest period. The yield on any U.S. Treasury obligation shall be determined by reference to Federal Reserve Statistical Release H.15(519) "Selected Interest Rates". For purposes of making present value calculations, the yield to maturity of a similar maturity U.S. Treasury obligation on the prepayment date shall be deemed the discount rate. The Cost of Prepayment shall also apply to any payments made after acceleration of the maturity of this Note.

6.  Other Loan Documents. This Note is issued pursuant to the confirmation
    --------------------
letter dated even date herewith, and the other documents referred to therein, the terms of which are incorporated herein by reference (the "Loan Documents").

7.  Advance Procedures. A request for advance made by telephone must be promptly
    ------------------
confirmed in writing by such method as the Bank may require. The Borrower authorizes the Bank to accept telephonic requests for advances, and the Bank shall be entitled to rely upon the authority of any person providing such instructions. The Borrower hereby indemnifies and holds the Bank harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees and expenses) which may arise or be created by the acceptance of such telephone requests or making such advances. The Bank will enter on its books and records, which entry when made will be presumed correct, the date and amount of each advance, the interest rate and interest period applicable thereto, as well as the date and amount of each payment made by the Borrower.

8.  Yield Protection. The undersigned shall pay to the Bank, on written demand
    ----------------
therefor, together with the written evidence of the justification therefor, all direct costs incurred, losses suffered or payments made by Bank by reason of any change in law or regulation or its interpretation imposing any reserve, deposit, allocation of capital, or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets.

9.  Right of Setoff. In addition to all liens upon and rights of setoff against
    ---------------
the money, securities or other property of the Borrower given to the Bank by law, the Bank shall have, with respect to the Borrower's obligations to the Bank under this Note and to the extent permitted by Jaw, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Borrower's right, title and interest in and to, all deposits, moneys, securities and other property of the Borrower now or hereafter in the possession of or on deposit with, or in transit to, the Bank whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

10. Miscellaneous. No delay or omission of the Bank to exercise any right or
    -------------
power arising hereunder shall impair any such right or power or be considered to be a waiver of any such right or power nor shall the Bank's action or inaction impair any such right or power. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect.

The Borrower and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral.

If this Note is executed by more than one Borrow, the obligations of such persons or entities hereunder will be joint and several. This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of Bank and its successors and assigns.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State where the Bank's office indicated above is located. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE WHERE THE BANK'S OFFICE INDICATED ABOVE IS LOCATED, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court located for the county or judicial district where the Bank's office indicated above is located, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Borrower at the Borrower's address set forth herein and service so made will be deemed to be completed on the business day after deposit with such courier; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction. The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

11. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE
    --------------------
BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

(CORPORATE SEAL]                       YUASA-EXIDE, INC.


Attest:  John Phillips                 By:  Patrick J. McClafferty
       ----------------------             -----------------------------------

Print Name: John Phillips              Print Name: Patrick J. McClafferty
           ------------------                     ---------------------------

Title: Sr. Treasury Analyst            Title: Treasurer
      -----------------------                --------------------------------

                              TERM LOAN AGREEMENT

    This TERM LOAN AGREEMENT (this "Agreement") is made as of the 30th day of October 1995, between YUASA EXIDE, INC. (the "Borrower") and THE SAKURA BANK, LIMITED (together with its successors and assigns, the "Bank").

          IN CONSIDERATION of the mutual promises and covenants contained in this Agreement, the parties hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

     SECTION 1.01 As used herein, and unless otherwise defined herein, the following terms have the following respective meanings;

     "Accounting Terms" - All accounting terms not specifically defined herein
      ----------------
shall be construed in accordance with generally accepted accounting principles and all financial data, if any, submitted pursuant to this Agreement shall be prepared in accordance with such principles.

     "Agreement" shall mean this Term Loan Agreement.
      ---------

     "Applicable Law" shall mean all provisions of statutes, rules, regulations,
      --------------
ordinances, decrees and orders of governmental bodies or regulatory agencies applicable to a Person, and all orders and decrees of all courts and arbitrators in proceedings or actions in which the person in question is a party.

     "Business Day" shall mean any day other than a Saturday, Sunday or other
      ------------
day on which banks in New York, New York are authorized or required by law to close; and in the case of LIBOR Loans shall mean any day on which U.S. Dollar Transactions are carried out in the London Interbank Market.

     "Default Rate" shall mean the rate of interest per annum as defined in
      ------------
Section 2.03(b).

     "Dollars" or "U.S.$" shall mean lawful money of the United States of
      -------      -----
America in freely transferable form.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended, together with such regulations as may, from time to time, be promulgated thereunder.

     "Event of Default" is defined in Article VI.
      ----------------

     "Interest Payment Date" shall mean the last Business Day of each Interest
      ---------------------
period for a BOT LIBOR Priced Loan, and in the case of any Interest Period of more than three months duration, on the last Business Day of each successive period of three months starting from the beginning of such Interest Period.

     "Interest Period" shall mean one of periods of one, two, three or six
      ---------------
months, the first of which shall begin on the day on which the BOT LIBOR Priced Loan is made and succeeding of which shall commence on the last day of the immediately preceding Interest Period in respect of such BOT LIBOR Priced Loan provided that:
--------

          (x) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended so as to end on the next succeeding Business Day, unless (with respect to BOT LIBOR Priced Loans only) such succeeding Business Day falls in a succeeding calendar month, in which case the Interest Period shall end on the preceding Business Day, and

          (y) notwithstanding the foregoing, each Interest Period shall end when the Bank demands repayment of the applicable Loans.

and, each Interest Period applicable to the Loan shall be specified by the Company in a notice to the Bank at least three Business Days prior to the commitment.

     "Lending Office" shall mean the Bank's New York Branch office located at
      --------------
277 Park Avenue, New York, New York 10172 or such other office of the Bank as the Bank shall specify from time to time.

     "BOT LIBOR" shall mean, in respect of each Interest Period applicable to a
      ---------
BOT LIBOR Priced Loan, the interest rate per annum equal to the arithmetic mean (rounded upwards, if necessary, to the nearest whole multiple of 1/32 of 1%) of the rates of interest at which deposits in UTS. Dollars are offered to the Bank by Bank of Tokyo in the London interbank market at or about 11:00 a.m. (London time) two Business Days before the first day of such Interest Period and in an amount comparable to the principal amount of such BOT LIBOR Priced Loan, for a term equal to the applicable Interest period.

     "Loan" or "Loans" shall mean Loan made pursuant to Article II.
      ----      -----

     "Note" shall mean the promissory note made by the Borrower as provided in
      ----
Section 2.01 hereof and substantially in the form of Exhibit A hereof.

     "Prime Rate" shall mean for each day the rate per annum announced from time
      ----------
to time by the New York Branch of the Bank as its prime rate in effect for such day.


                                  ARTICLE II
                                     LOAN

     SECTION 2.01   Term Loan
                    ---------

     (a) Subject to the terms and conditions of this Agreement, the Bank hereby agrees to make a loan (the "Loan") to the Borrower on October 30 1995 in a principal amount of $20,000,000.

     (b) The Borrower's obligation to pay the principal of and interest on the Loan shall be evidenced by its promissory note (the "Note") in the form of Exhibit A hereto, dated the date of the Loan and payable to the order of the Bank. Unless accelerated in accordance with the provisions of Section 6.02 hereof, the principal amount of the Loan and the Note shall be repaid in 10 equal semi-annual installments of U.S. $2,000,000.00, and such installments shall be payable on 30th day of April and October, starting as of April 30, 1998 and ending as of October 30, 2002 (the "Repayment Dates", with the last Repayment Date being called the "Maturity Date") and with the last such semi-annual installment to equal the outstanding principal balance of the Loan. All payments made hereunder by the Borrower shall be made without counterclaim, deduction or offset in lawful money of the United States of America to the Bank at its Lending Office in immediately available funds by 11:00 a.m. (New York time) on the date or dates when due. If any payment would otherwise be due hereunder on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day unless such next succeeding Business Day falls in a succeeding calendar month in which case the due date of such payment shall be on the preceding Business Day and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

     SECTION 2.02   Method of Borrowing.  The Borrower shall give to the Bank
                    -------------------
irrevocable written or telephonic (promptly to be confirmed in writing) notice of its request for the making of the Loan by 11:00 a.m. (New York time) three
(3) Business Days prior to the date on which the Loan is to be made. Such notice shall specify the date, the duration of the initial Interest Period therefore. Not later than 1:00 p.m. (New York time) on the date so specified in such notice, the Bank shall make available to the Borrower at the Lending Office, in immediately available funds, the proceeds of the Loan.

     SECTION 2.03   Interest
                    --------

     (a) The Loan shall bear interest from the date made until due in accordance with the provisions hereof and of the Note at a rate per annum equal to the sum of BOT LIBOR Rate plus 0.375% p.a., for

Interest Periods specified by the Borrower from time to time.

     (b) Any amount which is not paid when due hereunder or under the Note shall (to the extent not prohibited by law) bear interest until paid in full at a rate equal to the greater of (i) 2% above the Prime Rate or (ii) 2% above the rate applicable to such amount immediately prior to its becoming due (the "Default Rate").

     (c) Interest shall be calculated on the basis of a 360-day year for the exact number of days elapsed (including the first day of any period, but excluding the last) and shall be payable:

         (i)    on the Interest Payment Date;
         (ii)   at the time of any payment of principal; and
         (iii) in respect of interest accrued pursuant to Section 2.03(b), on the demand of the Bank.

     SECTION 2.04   Prepayment of the Loan.
                    ----------------------

     (a) The Borrower shall have the right, upon not less than three (3) Business Days prior irrevocable written notice (effective upon receipt), to prepay the Loan in whole or in part, provided however, that if in part, the prepayment must be in a minimum aggregate amount of $2,000,000 or a greater multiple thereof.

     (b) All payments shall be accompanied by payment to the Bank of accrued interest on the principal amount so prepaid to and including the date of such prepayment. Prepayment shall only be permitted on an Interest Payment Date. In addition, the Borrower agrees to reimburse the Bank on demand for any loss or expense incurred or sustained by the Bank, as reasonably determined by the Bank, as a result of the prepayment of the Loan, or a part thereof.

     (c) Each partial prepayment shall be applied to the installments due on the Repayment Dates in the inverse order of their maturity.

     (d) Amounts prepaid may not be reborrowed hereunder.

     SECTION 2.05 Changes in Circumstances Affecting Loan. If, after the date
                  ---------------------------------------
hereof, the introduction of, or any change in, any applicable law, rule or regulation, or in the interpretation or administration thereof by any governmental authority charges with the interpretation or administration thereof, shall make it unlawful for the Bank to maintain or fund the Loan, the Bank shall forthwith give notice thereof to the Company, and the Company shall as promptly as possible repay in full the unpaid principal amount of the Loan, together with accrued interest thereon to such date of repayment and all other amounts due hereunder.

     SECTION 2.06 Funding Indemnity. The Borrower hereby agrees to pay to the
                  -----------------
Bank on demand such amount or amounts as shall compensate the Bank for any loss, cost or expense incurred by the Bank, as reasonably determined by the Bank and agreed to by the Borrower, as a result of:

     (a) any payment or prepayment of a Loan on a date other than, the last day of the Interest Period for the Loan, or

     (b) the failure to borrow a Loan pursuant to a notice given as set forth in
Section 2.02 hereof, which amount shall include, but not be limited to, expenses incurred by the Bank in connection with the redeployment of funds prepaid, repaid, or not borrowed, as the case may be, and an amount equal to the deficiency, if any, (as determined in good faith by the Bank) of the actual return on funds so redeployed below the amount of interest and commission which would have been earned thereon hereunder to the last day of such Interest Period or such maturity date, as the case may be. The Bank shall provide the Borrower with a detailed summary of the method by which it calculated the amount claimed from the Borrower under this section, and provide the Borrower with an opportunity to review such calculation.

     SECTION 2.07 Use of Proceeds. The proceeds of the Loan shall be used by the
                  ---------------
Borrower for operating funds.


                                  ARTICLE III
                             CONDITIONS OF LENDING

     SECTION 3.01 Conditions  Precedent  to  the  Loan. The obligation of the
                  ------------------------------------
Bank to make the Loan shall be subject to the Bank having received the following in form and substance satisfactory to it:

     (a) The Note, duly executed by authorized signatories of the Borrower, payable to the order of the Bank and dated the date on which the Loan is to be made;

     (b) Copies of all the proceedings taken by the Borrower to authorize the execution and delivery of this Agreement and the Note including:

         (i) a duly certified copy of the Corporate By-Laws of the Borrower and its Certificate and Articles of Incorporation;

         (ii) a copy of this Agreement duly signed by authorized officers of the Borrower;

         (iii) a duly certified resolution of the Board of Directors of the Borrower, authorizing the establishment of this Agreement under the terms and conditions of this Agreement and designating the signatories authorized to execute, in the name of the Borrower, this Agreement and the Note and any other documents submitted by the Borrower in connection with this Agreement;

     SECTION 3.02 Additional Conditions Precedent to the Loan. The obligation of
                  -------------------------------------------
the Bank to make the Loan shall be subject to the further conditions precedent that the Bank shall have received the following, and that the statements therein shall be true and correct as of the date of such Loan:

     (a) a certificate of the Borrower's Chief Financial Officer to the effect that:

     (i) the representations and warranties contained in Section 4.01 are true and correct on and as of such date as though made on and as of such date; and

     (ii) no event has occurred and is continuing, or would result from the making of such Loan which constitutes, or would, with the passage of time or notice or both, constitute an Event of Default, and

     (iii) since March 31, 1995, there has been no material adverse change in the financial condition, operations, business or business prospects of the Borrower.

     (b) All such other approvals, opinions or documents as the Bank may reasonably request, certified by an appropriate governmental official or officer of the Borrower, if so requested.

                                   ARTICLE IV
                        REPRESENTATIONS AND WARRANTIES

     SECTION 4.01 Representations and Warranties of the Borrower. The Borrower
                  ----------------------------------------------
represents and warrants to the Bank, as of the closing of the Loan, as follows:

     (a) Organization. Incorporation. Etc. The Borrower is a corporation duly
         --------------------------------
incorporated, validly existing and in good standing under the laws of the State of California and has all requisite power and authority to own its property and assets and to carry on its business as it is presently being conducted and as it intends to carry on. The Borrower is qualified to do business and is in good standing in all states where the nature of the Borrower's business and the ownership of its property require it to become so qualified, and where the failure to be so qualified would have a material adverse impact on the Borrower's ability to repay the Loan. Complete and correct copies of the Borrower's Certificate and Articles of Incorporation and By Laws and all amendments to these documents have been delivered to the Bank.

     (b) Authorization. The execution, delivery and performance by the Borrower
         -------------
of this Agreement and the Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene any law or regulation known to the Borrower or any contractual restriction binding on or affecting the Borrower or its assets, and will not result in the creation or imposition of any lien or encumbrance affecting the assets of the Borrower.

     (c) Compliance with Law, etc. of Agreement and Note; Approvals.
         ----------------------------------------------------------

     i) The execution, delivery and performance by the Borrower of this Agreement and the Note and the Loan under this Agreement do not and will not, to the Borrower's knowledge, (A) violate any Applicable Law, or (B) conflict with, result in a breach of or constitute a default under (x) the Certificate or Articles of Incorporation or By Laws of the Borrower, (y) any statute, rule, governmental decree, or resolution, or (z) any indenture, agreement, order, judgment, contract, understanding or other instrument to which the Borrower is a party or by which it or any of its property may be bound or affected.

     ii) No licenses, permits, consents, orders, approvals or authorizations by, or registrations, declarations, withholdings of objection or filings with any governmental bodies, or regulatory, banking or supervisory bodies, or any other Person are necessary or appropriate in connection with the due execution, delivery and performance by the Borrower of this Agreement.

     (d) Binding Obligations. This Agreement has been duly executed and
         -------------------
delivered by the duly authorized officers of the Borrower and is, and the Note when executed and delivered hereunder will be, legal, valid and binding obligations of the Borrower as the case may be, enforceable against the Borrower as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally.

     (e) Financial Statements. The financial statements which the Borrower has
         --------------------
submitted to the Bank were prepared in accordance with generally accepted accounting principles consistently applied and fully and fairly reflect the financial condition of the Borrower at the dates thereof, and no material adverse change in the financial condition, operations or business of the Borrower has occurred since March 31, 1994.

     (f) Litigation. Except as otherwise previously notified in writing to the
         ----------
Bank, there is no litigation or governmental proceeding pending, nor to the knowledge of Borrower threatened, against or in any other manner relating adversely to the Borrower or any of the Borrower's property in court or before any arbitrator of any kind or before any governmental body, which if adversely determined would, singly or in the aggregate, have a material adverse effect on the financial condition or properties, business or operations of the Borrower or on the ability of the Borrower to perform its obligations under this Agreement.

     (g) Use of the Proceeds. The Borrower will use the proceeds of any Loan
         -------------------
solely for the purpose set out in Section 2.07 or for such other purposes that the Bank may approve in writing. In addition, the Borrower is not engaged principally in, nor does it have as one of its important activities, the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (each within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Loan will be used to purchase or carry any margin stock or extend credit to others for a purpose which violates Regulation U or Regulation X (of said Board of Governors) or any other provision of law or governmental regulation.

     (h) Compliance with Law. The Borrower is in substantial compliance with all
         -------------------
Applicable Laws, non-compliance with which could, singularly or in the aggregate, have a materially adverse effect on the ability of the Borrower to perform its obligations under this Agreement or the Note.

     (i) Filings. All filings, recordations, notifications, registrations,
         -------
notarizations, authentications or other formalities necessary or appropriate to be accomplished and all stamp or similar taxes or duties to be paid in connection with the execution, delivery, validity and enforceability of this Agreement, the Note and the Loan hereunder have been accomplished or paid.

     (j) Absence of Default. The Borrower is in compliance with all of the
         ------------------
provisions of its Certificate of Incorporation and By Laws, and no event or condition has occurred, or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, a default by the Borrower, under any indenture, lease, agreement or other instrument, or any judgment, decree, resolution or order to which the Borrower or any of its property may be bound or affected, which default could have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement or the Note.

     (k) Material Obligations. The Borrower, is neither a party to nor bound by
         --------------------
any loan or credit agreement, or any material franchise agreement, deed, lease or other instrument, or subject to any Charter, By Laws or other corporate restriction or judgment, decree or order of any court or governmental body which may have a materially adverse effect on the ability of the Borrower to perform its obligations under this Agreement or the Note.

     (l) Accuracy  and  Completeness  of  Information. All information, reports
         --------------------------------------------
and other papers and data relating to the Borrower furnished to the Bank were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the Bank true and accurate knowledge of the subject matter. No fact is currently known to the Borrower which materially and adversely affects the business, assets, liabilities, financial position or business prospects of the Borrower or the ability of the Borrower to perform its obligations under this Agreement or the Note which has not been set forth or referred to herein or in such information, reports, or other papers or data or otherwise specifically disclosed in writing to the Bank.

     (m) ERISA. No "plan" (as such term is defined in Section 4021 (a) of
         -----
"ERISA" of the Borrower or any of its Subsidiaries) has incurred an "accumulated funding deficiency" for which any excise tax or penalty is due under the United States Internal Revenue Code, no Reportable Event (as defined in ERISA) has occurred and is continuing in respect of any such plan, and the Borrower and each of its Subsidiaries are in compliance, in all material respects, with the provisions of ERISA.

     (n) Subsidiary. The Borrower is a 86.5% owned subsidiary of Yuasa
         ----------
Corporation.

     (o) Rank of the Loans. All obligations to pay the principal of and interest
         -----------------
on the Loan and the Note and other charges made hereunder constitute direct, unconditional and general obligations of the Borrower, and will rank prior to or pari passu with all other foreign and domestic indebtedness for borrowed money
----------
of the Borrower.

     SECTION 4.02 Survival of Representations and Warranties. All statements
                  ------------------------------------------
contained in any certificate, financial statement, legal opinion or other document delivered by or on behalf of the Borrower pursuant to or in connection with this Agreement shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall survive, and not be waived by the execution and delivery of this Agreement, any investigation by the Bank or the making of any Loan under this Agreement.


                                   ARTICLE V
                     AFFIRMATIVE COVENANTS OF THE BORROWER

     From and after the date hereof and so long as the Loan or any amount payable hereunder or under the Note is outstanding and unpaid or this Agreement is in effect and unless the Bank shall otherwise consent in writing, the Bank will require the Borrower's adherence to the following:

     SECTION 5.01   Annual Financial Statement. The Borrower shall deliver to
                    ----------------------------
the Bank:

     (a) within 120 days after the end of each fiscal year of the Borrower, deliver to the Bank consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such year consolidated and consolidating statements of income and of sources and applications of funds of the Borrower and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by the opinion thereof of independent public accountants of recognized national standing, which opinion shall state that such balance sheets, statements of income and statements of sources and uses of funds have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding fiscal year, and present fairly and accurately the financial position of the Borrower as of their date, and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards and

     (b) permit representatives of the Bank during business hours and upon reasonable notice to (a) visit and inspect the books, records, and properties of the Borrower and (b) discuss with its principal and officers its affairs, finances and accounts.

     SECTION 5.02   Corporate Existence: Continuity of Operations. Maintain its
                    ---------------------------------------------
corporate existence in good standing and comply with all laws, directives, regulations or interpretations thereof which are or purport to be applicable to it; conduct its business substantially as such business is now conducted; and maintain its assets in good repair, working order and condition.

     SECTION 5.03   Notice of Events.
                    ----------------

     (a) Upon the occurrence of an Event of Default, give written notice thereof to the Bank, providing details of such occurrence and setting forth the action it intends or proposes to take to remedy said Events of Default.

     (b) Give prompt written notice to the Bank of (i) any substantial dispute between the Borrower and any governmental authority with respect to taxes or any other matter; (ii) any substantial dispute threatening the continued normal business operations of the Borrower; (iii) any material loss or damage to property resulting from any casualty; (iv) the commencement of any litigation proceeding (whether by service of process or by attachment of any asset) which could have a material adverse effect on the Borrower's business, operations, properties, assets or condition (financial or otherwise); and (v) any other material adverse change in the Borrower's consolidated financial condition or operations.

     SECTION 5.04 ERISA. Comply in all material respects with the provisions of
                  -----
ERISA with respect to each of its employee plans.

     SECTION 5.05 Performance of Obligations; Taxes.
                  ---------------------------------

     (a) Pay all its indebtedness and perform all contractual obligations promptly pursuant to agreements to which it is a party or by which it or any of its properties or assets is bound at any time during the term of the Agreement.

     (b) Pay, before any penalty attaches, all general taxes and all special taxes, special assessments, water charges, drainage and sewer charges and all other charges of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed, imposed or charged on or against the property and will, upon written request, exhibit to the Bank official receipts evidencing such payments. If the Borrower desires to contest any such tax or assessment, it shall do so in a manner which prevents enforcement of any lien for taxes and shall deposit with the Bank such security for the payment of the tax as the Bank may reasonably require to assure payment of the matter under contest in the event of a determination of the matter under contest adverse to Borrower.

     SECTION 5.06 Approvals. Obtain and promptly renew all consents, licenses
                  ---------
and authorizations as may be required at any time hereunder or under any applicable law to enable the Borrower to perform its obligations under this Agreement and the Note or required for the validity or enforceability of this Agreement and the Note, and the Borrower will comply with the terms of all governmental consents in relation to this Agreement and the Note.

     SECTION 5.07 Insurance. The Borrower will maintain insurance to such extent
                  ---------
and covering such risks as is usual for companies engaged in the same or similar businesses.


                                  ARTICLE VI
                               EVENTS OF DEFAULT

     SECTION 6.01 Events  of Default. The following shall constitute Events of
                  ------------------
Default (and, an "Event of Default") under this Agreement:

     (a) The Borrower shall default in any payment when due of principal of the Loan or the Note; or shall default in the payment of interest on the Loan or the Note, or any other amount payable under this Agreement or the Note; for more than five (5) Business Days after such principal, interest or other amount becomes due or is demanded;

     (b) Any representation or warranty made by the Borrower under this Agreement or any statement in any certificate or financial statement furnished to the Bank shall prove incorrect, untrue or misleading in any material respect when made or deemed made;

     (c) The Borrower shall default in the performance or observance of any covenant or agreement contained in this Agreement, and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Borrower by the Bank requesting that the same be cured, unless such default cannot be cured within such 30-day period, in which event the Borrower shall have 90 days to cure such default, and provided further that the Borrower promptly commences such cure within such 30-day period and continuously proceeds with such cure in a diligent manner; or

     (d) The Borrower shall: (i) fail to pay any Indebtedness (excluding Indebtedness evidenced by the Note) of the Borrower in excess of $5,000,000.00 or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or (ii) fail to perform any term, covenant or condition on its part to be performed under any agreement or instrument relating to any such Indebtedness in excess of $5,000,000.00 when required to be performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform is to accelerate, or permit the acceleration of the maturity of such Indebtedness in excess of $5,000,000.00; or any such Indebtedness in excess of $5,000,000.00 shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

     (e) The Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, intervenor, or liquidator of itself, or of any of its property, (ii) be unable, or admit in writing its inability, to pay its debts as they mature, (iii) make a general assignment for the benefit of its creditors,
(iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law or any answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or corporate action shall be taken by it for the purpose of effecting any of the foregoing; or

     (f) The commencement of a case or other proceeding, without the application or consent of the Borrower, as appropriate, in any court of competent jurisdiction, seeking the liquidation, reorganization, dissolution, winding up or composition or readjustment of debts, of the Borrower, as appropriate, the appointment of a trustee, receiver, custodian, liquidator or the like for the Borrower, as appropriate or for all or any substantial part of their respective assets, or any similar action with respect to the Borrower or the Guarantor, as appropriate under any laws relating to bankruptcy, insolvency, reorganization, winding up or composition or readjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 120 consecutive days or any order for relief in respect of the Borrower as appropriate shall be entered in an involuntary case under the Federal bankruptcy laws (as now or hereafter in effect); or

     (g) A final judgment or order for the payment of money in excess of $5,000,000.00 not covered by insurance shall be rendered against the Borrower and such judgment or order shall continue unsatisfied and in effect for a period of 30 consecutive days; or

     (h) Any reportable event under ERISA shall have occurred and be continuing for 15 days which the Bank in good faith determines constitutes grounds for the imposition of liability in excess of $5,000,000.00 against the Borrower under
Part IV, Subtitle D or ERISA; or

     (i) The Borrower shall cease to be a 51% owned Subsidiary of Yuasa Corporation; or

     (j) Any competent governmental authority takes (i) any action to condemn, seize, requisition or otherwise appropriate any substantial portion of the properties or assets of the Borrower (without payment of compensation), or (ii) any action to dissolve, liquidate or terminate the existence of the Borrower or to divest any material portion of its properties or assets.

     SECTION 6.02   Remedies.
                    --------

     (a)  Upon the occurrence of:

     (i) any Event of Default referred to in subsection 7.01(e) or (f), the Note, all interest thereon, and all other amounts payable under this Agreement shall become forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; or

     (ii) any other Event of Default, the Bank may by 30 days written notice to the Borrower declare the principal of and interest accrued on the Note and all other amounts hereunder and under the Note to be, and the same shall become and be, forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

     (b) The Borrower agrees to pay to the Bank on demand all reasonable costs and expenses which the Bank may incur as a result of the occurrence of an Event of Default or the failure of the Borrower to pay any amount when due hereunder or under the Note.

                                  ARTICLE VII
                                 MISCELLANEOUS

     SECTION 7.01 Notices, Etc. Except as is otherwise provided in this
                  ------------
Agreement, all notices and other communications provided hereunder shall be in writing (including telefaxed communication) and mailed or telegraphed or delivered, if to the Borrower, at its address at 645 Penn Street P.O.Box 14145, Reading, PA 19612-4145, Attention: Mr. Michael T. Phillion, Vice President, Finance & CFO or Mr. Patrick J. McClafferty, Assistant Controller; if to the Bank at its address at 277 Park Avenue, New York, NY 10172, Attention: Mr. Takashi Abe; or as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective when received by the party to whom sent.

     SECTION 7.02 Survival. The representations and warranties of the Borrower
                  --------
contained herein shall survive the making of the Loan and, shall remain effective until all obligations of the Borrower hereunder, and under the Note shall have been paid by Borrower in full.

     SECTION 7.03 Amendments and Waivers. The provisions of this Agreement and
                  ----------------------
the Note may be amended or modified, or the provisions of either waived only by an instrument in writing signed by the Borrower and the Bank.

     SECTION 7.04 Entire Agreement. This Agreement and the documents referred to
                  ----------------
herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

     SECTION 7.05 No Waiver. No failure to exercise, and no delay in exercising
                  ---------
any right, power or remedy hereunder, under the Note, or under any other document delivered pursuant hereto shall impair any right, power or remedy which the Bank may have, nor shall any such delay be construed to be a waiver of any such right, power or remedy, or an acquiescence in any breach or default under this Agreement or the Note or under any other document delivered pursuant hereto, nor shall any waiver by the Bank of any breach or default hereunder be deemed a waiver of any default or breach subsequently occurring. The rights and remedies herein specified are cumulative and not exclusive of any rights or remedies which the Bank would otherwise have.

     SECTION 7.06 Separability of Provisions. In case one or more of the
                  --------------------------
provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     SECTION 7.07 Binding Effect; Assignment. All the provisions of this
                  --------------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns when it shall have been executed by the Borrower and the Bank. The Borrower shall not have the right to assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank.

     SECTION 7.08 Submission to Jurisdiction. Any legal action or proceedings
                  --------------------------
with respect to this Agreement against the Borrower may be brought in the courts of the United States of America or the State of New York as the Bank may elect, and, by execution and delivery of this Agreement, the Borrower hereby, (i) accepts for itself, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts, and (ii) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceedings with respect to this Agreement brought in any court of the United States of America or the State of New York located in the City of New York, and further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. In the case of the courts of the United States of America and the State of New York the Borrower hereby agrees to receive service of process in any legal action or proceedings with respect to this Agreement. Nothing herein shall affect the right to serve process in any other manner permitted by law. The Borrower hereby agrees that the mailing of such process to the Borrower shall be deemed personal service and accepted by the Borrower for any legal action or proceedings with respect to this Agreement.

     SECTION 7.09 Counterparts. This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

     SECTION 7.10 Governing Law. This Agreement and the Note shall be construed
                  -------------
in accordance with and governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused it to be executed by their duly authorized officers, as of the date first above written.


                                    Yuasa Exide, Inc.


                                    By /s/ Michael T. Philion
                                      ----------------------------------

                                    Name  MICHAEL T. PHILION
                                        --------------------------------

                                    Title  VICE PRESIDENT, FINANCE & CFO
                                         -------------------------------


THE SAKURA BANK, LIMITED


By /s/ Yoshimi Miura
  ---------------------------

Name Yoshimi Miura
    -------------------------

Title Senior Vice President
     ------------------------

                                                                       EXHIBIT A



                                PROMISSORY NOTE
                                ---------------


US $20,000,000 .00
Dated: October 30, 1995

     FOR VALUE RECEIVED, the undersigned, YUASA EXIDE, INC. a California corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of THE SAKURA BANK, LIMITED (the "Bank") the principal sum of Twenty Million Dollars ($20,000,000.00), or such lesser outstanding amount which the Bank shall have advanced to the Borrower as the Loan, in immediately available funds, in consecutive 10 equal semi-annual - installments of $2,000,000.00 on the Repayment Dates (the 30th day of April and October, commencing April 30, 1998), and to pay interest from the date hereof on said principal sum or the unpaid balance hereof, in like money and funds, at the rates and at the times specified in the Credit Agreement (as hereinafter defined), provided that any amount which
                                                  --------
is not paid when due hereunder shall bear interest (to the extent not prohibited by law) until paid in full, payable on demand, at a rate per annum equal to the higher of (i) the Prime Rate plus 2% or (ii) 2% above the rate applicable to such amount immediately prior to its becoming due. Interest shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

     Both principal and interest are payable in lawful money of the United States of America to the office of the Bank located at 277 Park Avenue, New York, New York 10172 (or any successor office notified to the Borrower by the Bank).

     This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Term Loan Agreement dated as of October 30, 1995, (the "Credit Agreement") between the Borrower and the Bank, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Terms defined in the Credit Agreement and used herein shall have their respectively defined meanings herein unless the contrary is expressly indicated.

     The Borrower hereby waives presentment, demand, protest or notice of any kind with respect to this Note.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    YUASA EXIDE, INC.



                                    By /s/ Michael T. Philion
                                      -------------------------------------

                                    Name: MICHAEL T. PHILION
                                         ----------------------------------

                                    Title: VICE PRESIDENT, FINANCE & CFO
                                          ---------------------------------

                                PROMISSORY NOTE
                                ---------------


US $20,000,000.00
Dated: October 30, 1995

     FOR VALUE RECEIVED, the undersigned, YUASA EXIDE, INC. a California corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of THE SAKURA BANK, LIMITED (the "Bank") the principal sum of Twenty Million Dollars ($20,000,000.00), or such lesser outstanding amount which the Bank shall have advanced to the Borrower as the Loan, in immediately available funds, in consecutive 10 equal semi-annual - installments of $2,000,000.00 on the Repayment Dates (the 30th day of April and October, commencing April 30, 1998), and to pay interest from the date hereof on said principal sum or the unpaid balance hereof, in like money and funds, at the rates and at the times specified in the Credit Agreement (as hereinafter defined), provided that any amount which
                                                  --------
is not paid when due hereunder shall bear interest (to the extent not prohibited by law) until paid in full, payable on demand, at a rate per annum equal to the higher of (i) the Prime Rate plus 2% or (ii) 2% above the rate applicable to such amount immediately prior to its becoming due. Interest shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

     Both principal and interest are payable in lawful money of the United States of America to the office of the Bank located at 277 Park Avenue, New York, New York 10172 (or any successor office notified to the Borrower by the Bank) .

     This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Term Loan Agreement dated as of October 30, 1995, (the "Credit Agreement") between the Borrower and the Bank, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Terms defined in the Credit Agreement and used herein shall have their respectively defined meanings herein unless the contrary is expressly indicated.

     The Borrower hereby waives presentment, demand, protest or notice of any kind with respect to this Note.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                    YUASA EXIDE, INC.


                                    By /s/ Michael T. Philion
                                      -----------------------------------
                                    Name: MICHAEL T. PHILION
                                         --------------------------------
                                    Title: VICE PRESIDENT, FINANCE & CFO
                                          -------------------------------

                                  CERTIFICATE
                                  -----------


     The undersigned is the Chief Financial Officer of YUASA-EXIDE, INC. (the "Company"), and does hereby, pursuant to Paragraph 3.02 of the Term Loan Agreement dated as of October 30, 1995 (the "Agreement") by and between the company and THE SAKURA BANK, LIMITED, certify for and on behalf of the Company as follows:

     1. The representations and warranties contained in Section 4.01 of the Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of this date.

     2. No event has occurred and is continuing, or would result from the making of the Loan under the Agreement which constitutes or would, with the passage of time or notice or both, constitute an Event of Default under the Agreement.

     3. Since March 31, 1995, there has been no material adverse change in the financial condition, operations or business of the Company.



Dated:  October 30, 1995.


                                       YUASA-EXIDE, INC.




                                       By: /s/ Michael T. Philion
                                          --------------------------------
                                          Michael T. Philion
                                          Chief Financial Officer

                                  YESCO, INC.
                                   Suite 130
                              1325 Airmotive Way
                              Reno, Nevada 89502

Jeffrey Naugle                                       Date: March 16, 1998
CoreStates Bank
600 Penn Street
Reading, PA 19603

Dear Mr. Naugle:

    Reference is made to our lock-box account no. 81266700 (the "Account") which receive deposits through the Lock Box (the "Lock Box") maintained with you. Pursuant to a Securitization Agreement dated as of March, 1998, (as the same may be amended, modified or otherwise supplemented from time to time, the "Securitization Agreement") among us, as seller. Yuasa Exide, Inc., as servicer, Prominent Funding Corporation, as purchaser (the "Purchaser"), and The Sakura Bank, Limited, acting through its New York Branch, as agent for Purchaser (the "Agent"), we have assigned and/or may hereafter assign to Purchaser an undivided percentage interest in certain of the accounts, chattel paper, instruments or general intangibles (collectively, "Receivables") and Related Property (as defined in the Securitization Agreement), with respect to which payments are or may hereafter be made to the Account and Lock Box, and have granted to Purchaser a security interest in our retained interest in such Receivables and the Related Property. Your execution of this letter agreement is a condition precedent to our continued maintenance of the Account and Lock Box with you.

    We hereby transfer exclusive ownership and control of the Account and Lock Box effective March 16, 1998, to the Agent subject only to the condition subsequent that the Agent shall have given you notice of its election to assume such ownership and control, which notice may be in the form attached hereto as Annex A or in any other form that gives you reasonable notice of such election.

    We hereby irrevocably instruct you, at all times from and after the date of your receipt of notice from the Agent as described above, to make all payments to be made by you out of or in connection with the Account directly to the Agent, at its address set forth below its signature hereto or as die Agent otherwise notifies you, for the account of the Purchaser - account number 81266700, or otherwise in accordance with the instructions of the Agent.

We also hereby notify you that, at all times from and after the date of your receipt of notice from the Agent as described above, the Agent shall be irrevocably entitled to exercise in our place and stead any and all rights in respect of or in connection with the Account and Lock Box, including, without limitation, (a) the right to specify when payments are to be made out of or in connection with the Account and (b) the right to require preparation of duplicate monthly bank statements on the Account for the Agent's audit purposes and mailing of such statements directly to an address specified by the Agent.

Notice from the Agent may be personally served or sent by Telex, facsimile or U.S. mail, certified return receipt requested or by express mail or courier, to the address, Telex or facsimile number set forth under your signature to this Letter agreement (or to such other address, Telex or facsimile number as to which you shall notify the Agent in writing). If notice is given by Telex or facsimile, it will be deemed to have been received when the notice is sent and the answerback is received (in the case of Telex) or receipt is confirmed by telephone or other electronic means (in the case of facsimile). All other notices will be deemed to have been received when actually received or, in the case of personal delivery, delivered.

By executing this Letter agreement, you acknowledge the existence of the Agent's right to ownership and control of the Account and Lock Box and its ownership of and security interest in the accounts from time to time on deposit therein and agree that from the date hereof the Account and Lock Box shall be maintained by you for the benefit of, and amounts from time to time therein held by you as agent for, the Agent on the terms provided herein. The Account is to be entitled "Yesco, Inc. and The Sakura Bank, Limited, acting through its New York Branch as Agent for Prominent Funding Corporation". Except as otherwise provided in this letter agreement, payments to the Account and Lock Box are to be processed in accordance with the standard procedures currently in effect. All service charges and fees with respect to the Account and Lock Box shall continue to be payable by us as under the arrangements currently in effect.

By executing this letter agreement, you irrevocably waive and agree not to assert, claim or endeavor to exercise, irrevocably bar and estop yourself from asserting, claiming or exercising and acknowledge that you have not heretofore received a notice, writ, order or any form of legal process from any other party asserting, claiming or exercising, any right of set-off, banker's lien or other purported form of claim with respect to the Account or the Lock Box or any funds from time to time therein. Except for your right to payment of your service charges and fees and to make deductions for returned items, you shall have no rights in the Account or the Lock Box or funds therein. To the extent you may ever have such rights, you hereby expressly subordinate all such rights to all rights of the Agent.

You may terminate this Letter agreement by canceling the Account and Lock Box maintained with you, which cancellation and termination shall become effective only upon thirty days' prior written notice thereof from you to the Agent. Incoming mail addressed to or wire transfers to the Account or Lock Box received after such cancellation shall be forwarded in accordance with the Agent's instructions. This letter agreement may also be terminated upon written notice to you by the Agent stating that the Securitization Agreement pursuant to which this letter agreement was obtained is no longer in effect. Except as otherwise provided in this paragraph, this letter agreement may not be terminated or amended without the prior written consent of the Agent.

Please acknowledge your agreement to the terms set forth in this letter agreement by signing the two copies of this letter agreement enclosed herewith in the space provided below, sending one such signed copy to the Agent at the address provided below its signature and returning the other signed copy to us.


                                 Very truly yours,
                                 YESCO, INC.


                                 /s/ Patrick McClafferty
                                 By:  Patrick McClafferty
                                 Title:  Assistant Secretary

Accepted and confirmed as of the date first written above:

PROMINENT FUNDING CORPORATION,
as Purchaser



By:
   -----------------------------
   Name:
   Title:



THE SAKURA BANK, LIMITED, acting through its New York Branch, as Agent



By:
   -----------------------------
   Name:
   Title:


Address for notice:


      277 Park Avenue
      New York, New York 10172-0121
      Attention:  Michael E. Fitzgerald and Toshiharu Sakuragi



Acknowledged and agreed to as of the date first written above: - - subject to the
                                                                   additional
                                                                   terms and
                                                                   conditions as
                                                                   outlined on
                                                                   the attached
                                                                   addendum.
CORESTATES BANK N.A.




By:  [SIGNATURE APPEARS HERE]
   -----------------------------
Title:
      --------------------------


Address for notice:

600 Penn Street
P.O. Box 1102
Reading, PA 19603

                                    Addendum
                                    --------
   To Letter Agreement between YESCO Inc., Prominent Funding Corporation, The
           Sakura Bank Limited, and CoreStates Bank, N.A.,
                              Dated March 16, 1998

Notwithstanding any other provisions of this letter agreement,


      (1) unless you are grossly negligent or engage in willful misconduct in performance or non-performance in connection `with this letter agreement, the Account or the Lock Box, we, the Purchaser and the Agent agree to hold you harmless from any claims, damages, losses or expenses incurred by any party in connection herewith in the event you breach the standard of care set forth herein, we, the Purchaser and the Agent expressly agree that your liability shall be limited to damages directly caused by such breach and in no event shall you be liable for any incidental indirect, punitive or consequential damages whatsoever,

      (2) we agree that you may act on the instructions of the Agent without making any special inquiry into the authority of the Agent, and you will not be held liable for reasonable reliance on such instructions;

      (3) you shall not be liable for any failure, inability to perform, or delay in performance hereunder, if such failure, inability or delay is due to acts of God, war, civil commotion governmental action, fire, explosion, strikes, other industrial disturbances, equipment malfunction, action, non-action or delayed action on our part or the part of the Agent or any other entity or any other causes that are beyond your reasonable control;

      (4) in the event insufficient funds are available in the Account for return items or uncollected or fees and charges owed to you with respect to the Account or the Lock Box and charged by you in the normal course of business, we shall pay all such amounts to you on demand. If we fall to pay such items Agent agrees that it will reimburse you for all such amounts on demand.

Our responsibility and the Purchaser's and the Agent's respective responsibilities under this paragraph shall survive the termination of this letter agreement.

Prominent Funding Corporation:         YESCO, Inc.,

By:                                    By:  /s/ Robert E. Miller
   -----------------------------          -----------------------------
   Name                                Name ROBERT E. MILLER
   Title                               Title Treasurer

The Sakura Bank Limited                CoreStates Bank N.A.

By:                                    By:[SIGNATURE APPEARS HERE]
   -----------------------------          -----------------------------
   Name                                   Name
   Title                                  Title

                               CREDIT AGREEMENT


     THIS CREDIT AGREEMENT ("Agreement") dated as of December 10, 1991 is entered into by YUASA-EXIDE, INC., a California corporation (the "Borrower"), and THE MITSUI TRUST & BANKING CO., LTD. (the "Bank").


                                  ARTICLE 1.
                          DEFINITIONS; INTERPRETATION

     Section 1.1 Definitions.  The following terms are used in this Agreement
                 -----------
with the following meanings:

           "Business Day" means any day other than a Saturday, a Sunday or any other day on which banks in Los Angeles, California and New York, New York are authorized or required by law to close.

           "Debt" of any person or entity means (i) indebtedness for borrowed money or for the deferred purchase price of property or services in respect of which such person or entity is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which such person or entity otherwise assures a creditor against loss, and (ii) obligations under leases that shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, in respect of which obligations such person or entity is liable, contingently or otherwise, as obligor, guarantor or otherwise, or in respect of which obligations such person or entity otherwise assures a creditor against loss.

           "Event of Default" has the meaning set forth in Section 6.1.

           "Guarantor" means Yuasa Battery Co., Ltd., the Japanese parent of the Borrower.

           "Guaranty" means the letter of guaranty dated December 10, 1991 from the guarantor to the Bank.

           "Loan" has the meaning set forth in Section 2.1.

           "Loan Documents" means this Agreement, the Note, the Guaranty and any other document, guaranty or similar instrument delivered pursuant to this Agreement or any other Loan Document.


           "Note" has the meaning set forth in section 3.1(a).

     "Subsidiary" means (i) a corporation of which the Borrower and/or its other Subsidiaries own, directly or indirectly, such number of outstanding shares as have more than 50% of the ordinary voting power for the election of directors and (ii) a partnership directly or indirectly controlled or managed by the Borrower and/or its other Subsidiaries.

     Section 1.2 Accounting Terms.  Unless otherwise specified in this
                 ----------------
Agreement, all accounting terms used in this Agreement shall be interpreted, all accounting determinations under this Agreement shall be made and all financial statements required to be delivered by the Borrower pursuant to this Agreement shall be prepared in accordance with generally accepted accounting principles as in effect from time to time applied on a basis consistent with the most recent audited consolidated financial statements of the Borrower delivered to the Bank.

     Section 1.3 Interpretation.  In this Agreement, the singular includes the
                 --------------
plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible, visible form; references to sections (or any subdivision of a section), articles, schedules, recitals, annexes and exhibits are to those of this Agreement unless otherwise indicated; the words "including," "includes", "include" shall be deemed to be followed by the words "without limitation"; and references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement.

                                  ARTICLE 2.
                         AMOUNTS AND TERMS OF THE LOAN

     Section 2.1 The Loan.  The Bank agrees, on the terms and conditions
                 --------
hereinafter set forth, to make a term loan in the amount of $30,000,000 (the "Loan") to the Borrower on December 10, 1991.

     Section 2.2 Repayment of the Loan; Optional Prepayments.  (a) If not sooner
                 -------------------------------------------
prepaid, the borrower shall repay the outstanding principal amount of the Loan and any and all accrued but unpaid interest on the Maturity Date, as defined and as provided in the Note.

           (b) The Borrower may, subject to the provisions of the Note, prepay the Loan without premium or penalty in whole at any time or from time to time in part, by paying the principal amount being prepaid together with accrued interest thereon to the date of prepayment.

     Section 2.3 Interest.  The Borrower shall pay interest on the unpaid
                 --------
principal amount of the Loan from the date of the Loan until such principal amount is paid in full, at the interest rate specified in the Note and at the times and in the manner specified in the Note.

     [Section 2.4 Note Payments.  (a) The Bank Shall submit to the Borrower, on
                  -------------
or prior to the Closing Date, two duly completed and signed copies of Form 4224 (relating to all payments to be made to the Bank by the Borrower pursuant to this Agreement) of the United States Internal Revenue Service. Thereafter and from time to time, upon notice from or upon any change in the Bank's circumstances as reflected in the prior such form delivered by it, the Bank shall submit to the Borrower, such additional duly completed and signed copies of such form (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be required under then-current United States laws or regulations to avoid United States withholding taxes on payments in respect of all payments to be made to the Bank by the Borrower pursuant to the Loan Documents.

           (b) All payments by or on behalf of the Borrower under the Loan Documents shall be made without set-off or counterclaim and in such amounts as may be necessary in order that all such payments (after deduction or withholding for or on account of any present or future taxes, levies, imposts, duties or other charges of whatsoever nature imposed by any government, any political subdivision or any taking authority, other than any tax on or measured by the overall net income of the Bank pursuant to the income tax laws of the United States or the jurisdiction where the Bank's principal office is located (collectively, the "Taxes") shall not be less than the amounts otherwise specified to be paid under the Loan documents. A certificate as to any additional amounts payable to the Bank under this Section 2.4 submitted to the Borrower by the Bank shall show in reasonable detail the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent manifest error. Any amounts payable by the Borrower hereunder with respect to past payments shall be due within five (5) Business Days following receipt by the Borrower of such certificate from the Bank; and such amounts payable with respect to future payments shall be due concurrently with such future payments. With respect to each deduction or withholding for or on account of any Taxes, the Borrower shall promptly furnish to the Bank such certificates, receipts and other documents as may be required (in the reasonable judgment of the Bank) to establish any tax credit to which the Bank may be entitled. Without in any way affecting any of its rights hereunder, the Bank agrees that, upon its becoming aware that any of the present or future payments due it under the Loan Documents would be subject to deduction for Taxes, it will notify the Borrower in writing and the Bank further agrees that it will use reasonable efforts not disadvantageous to it (in its sole determination) in order to avoid or minimize, as the case may be, the payment by the Borrower of any additional amounts for Taxes pursuant to this Section 2.4. The agreements and obligations of the Borrower under this Section 2.4. The agreements and obligations of the Borrower under this Section 2.4 shall survive the payment in full of the Loan.]

                                  ARTICLE 3.
                             CONDITIONS OF LENDING

     Section 3.1 Documentary Conditions Precedent to the loan. The obligation of
                 --------------------------------------------
the Bank to make the Loan is subject to the conditions precedent that the Bank shall have received on or before the day of the Loan the following documents, in form and substance satisfactory to the Bank:

         (a) a Promissory Note in the form attached hereto as exhibit A (the "Note"), duly executed by the Borrower;

         (b)  the Guaranty, duly executed by the Guarantor;

         (c) certified copies of Borrower's charter, by laws and resolutions of the Board of Directors of the Borrower approving the execution, delivery and performance of the Loan Documents to which the Borrower is party, and of all documents evidencing other necessary corporate or other action with respect to the Loan Documents to which the Borrower is party;

         (d) certified copies of all necessary governmental authorizations and approvals with respect to the Loan Documents;

         (e) a certificate of the Secretary of the Borrower certifying the names and specimen signatures of the officers or partners of the Borrower duly authorized to sign the Loan Documents; and

         (f) such other approvals, opinions and documents as the Bank may reasonably request.

     Section 3.2 Circumstantial Conditions Precedent to the Loan. The
                 -----------------------------------------------
obligation of the Bank to make the Loan shall be subject to the further conditions precedent that, on the date of the Loan, the following statements shall be true (and the Acceptance by the Borrower of the Loan shall be deemed to be a confirmation of the truth of such statements):

         (a) the representations and warranties contained in Section 4.1 are correct on and as of the Loan as though made on and as of such date; and

         (b) no event has occurred and is continuing, or would result from the Loan, that constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.

                                   Article 4
                        REPRESENTATIONS AND WARRANTIES

    Section 4.1 Representations and Warranties of the Borrower. The Borrower
                ----------------------------------------------
represents and warrants as follows:

        (a) the Borrower is duly organized, validly existing and in good standing under the laws of California;

        (b) the execution, delivery and performance by the Borrower of the Loan documents to which the Borrower is a party are within the Borrower's powers, have been duly authorized by all necessary action and do not contravene law or any contractual restriction binding on or affecting Borrower;

        (c) no authorization, approval or other action by, or notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Borrower of the Loan documents to which the Borrower is a party;

        (d) each of the Loan Documents to which the Borrower is party is the legal, valid and binding obligation of the Borrower, enforceable against Borrower in accordance with its terms, and such obligation ranks at least pari
                                                                          ----
passu in all respects with all other unsecured obligations of the Borrower;
-----

        (e) the balance sheet of the Borrower and its Subsidiaries as of end of March, and the related statements of income and retained earnings of the Borrower and its Subsidiaries for the fiscal period then ended, copies of which have been furnished to the Bank, fairly present the financial condition of the Borrower and its Subsidiaries as of such date and the results of the operations of the Borrower and its subsidiaries for the period ended on such dated, all in accordance with generally accepted accounting principles consistently applied, and since____________________ there has been no material adverse change in such condition or operations;

        (f) there is no pending or, to the Borrower's knowledge and belief, threatened action or proceeding affecting the Borrower, or any of its Subsidiaries before any court, governmental agency or arbitrator that may materially and adversely affect the financial condition or operations of the Borrower or any such Subsidiary;

        (g) the Borrower and its Subsidiaries have filed all national, federal, state, and local income tax returns required to have been filed by them and have paid all taxes, assessments, charges and other amounts due thereunder, except to the extent disputed by appropriate proceedings diligently pursued and except to the extent that appropriate reserves are being maintained with respect to any amounts so disputed;

           (h) no proceeds of the Loan will be used to acquire any security in any transaction which is subject to Section 13 and 14 of the Securities Exchange Act of 1934; and

           (i) the Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of the Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Proceeds of the Loan will be used only to acquire the industrial division of Exide Corporation.

                                  ARTICLE 5.
                           COVENANTS OF THE BORROWER

     Section 5.1 Covenants.  So long as the Loan shall remain unpaid, the
                 ---------
Borrower will, unless the Bank shall otherwise consent in writing:

           (a) comply, and cause each of its Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, such compliance to include paying when due all taxes, assessments and governmental charges imposed upon them or upon their property, except to the extent disputed by appropriate proceedings diligently pursued and except to the extent that appropriate reserves are being maintained with respect to any amounts so disputed;

           (b) furnish to the Bank: (i) as soon as available and in any event within 90 days after the end of each fiscal year of the Borrower, a balance sheet of the Borrower and its Subsidiaries as of the end of such year and statements of income and retained earnings of the Borrower and its Subsidiaries for such year, certified in a manner acceptable to the Bank by independent public accountants acceptable to the Bank; and (ii) such other information respecting the condition or operations, financial or otherwise, of the Borrower or any of its Subsidiaries as the Bank may from time to time reasonably request; and

           (c) not (i) dissolve or consolidate with or merge into any other entity or (ii) sell, lease or otherwise transfer, all or any substantial part of its assets to any other entity. The Borrower will not permit any Subsidiary to dissolve or consolidate with, merge into or transfer all or any substantial part of its assets to any entity other than the Borrower or a wholly-owned consolidated Subsidiary.

                                  ARTICLE 6.
                               EVENTS OF DEFAULT

     Section 6.1 Events of Default.  If any of the following events (each an
                 -----------------
"Event of Default") shall occur and be continuing:

           (a) the Borrower shall fail to make any payment of, or principal of, interest on, the Loan when due;

           (b) any representation or warranty made by the Borrower (or any of its officers) under or in connection with any Loan Document shall prove to have been incorrect or misleading in any material respect when made or deemed made;

           (c) the Borrower shall fail to perform or observe any other term, covenant or agreement contained in any Loan Document on its part to be performed or observed, and any such failure shall remain unremedied for ten (10) days after written notice thereof shall have been given to the Borrower by the Bank;

           (d) the Borrower, the Guarantor or any of their respective Subsidiaries shall (i) fail to pay any Debt (excluding Debt resulting from the Loan) of the Borrower, the Guarantor or such Subsidiary (as the case may be), or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any specified in the agreement or instrument relating to such Debt, or (ii) fail to perform or observe any term, covenant or condition on its part to be performed or observed under any agreement or instrument relating to any such Debt, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

           (e) the Borrower, the Guarantor or any of their respective Subsidiaries shall admit in writing its inability to pay its debts or shall make a general assignment for the benefit of creditors; any proceeding shall be instituted by or against the Borrower, the Guarantor or any of their respective Subsidiaries seeking to adjudicate it a bankrupt or insolvent, seeking reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking appointment of a receiver, trustee or other similar official for it or for any substantial part of its property; or the Borrower, the Guarantor or any of their Subsidiaries shall take any Corporate action to authorize any of the actions set forth above in this subsection (e);

           (f) an extraordinary event shall occur, or a change affecting the functions of the Borrower or the Guarantor shall occur, which event or change gives reasonable grounds to conclude, in the judgment of the Bank, that the Borrower or the Guarantor may not, or may be unable to, perform or observe in the normal course its obligations under any Loan Document; or

           (g) any judgment or order for the payment of money in excess of $10,000.- shall be rendered against the Borrower, the Guarantor or any of their respective Subsidiaries and such judgment shall continue unsatisfied and unstayed for a period of ten (10) days;

then, (1) in the case of any Event of Default specified in paragraphs (d) or (e) above, the Loan, the Note and all interest thereon and all other amounts payable under the Loan Documents shall automatically become due and payable without presentment, demand, protest or noire of any kind, all of which are expressly waived and (2) in the case of any other Event of Default specified above, the Bank may, be notice to the Borrower, declare the Loan and the Note, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Loan and the Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower.

                                  ARTICLE 7.
                                 MISCELLANEOUS

     Section 7.1 Amendments, Etc. No amendment or waiver of any provision of any
                 ---------------
Loan Document, or consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the party or parties charge therewith, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     Section 7.2 Notices, Etc. All notices and other communications provided for
                 ------------
hereunder shall be in writing and mailed, telecopied or delivered to the addresses and telecopier numbers for the parties set forth on the signature pages hereof or to such other address or telecopier number as a party may specify by notice given in accordance with the provisions hereof. All such notices and communications shall, when mailed or telecopier, be effective when deposited in the mails or telecopied, respectively.

     Section 7.3 No Waiver; Remedies. No failure on the part of the Bank or the
                 -------------------
Borrower to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein are cumulative and not exclusive of any remedies provided by law.

     Section 7.4 Currency Equivalent. For purposes of the Loan Documents, the
                 -------------------
equivalent in another currency of an amount in United States dollars shall be determined at the rate of exchange quote by the Bank in Los Angeles for conversion of such other currency into United States dollars on the date of determination.


     Section 7.5 Costs, Expenses and Taxes. The Borrower agrees to pay on demand
                 -------------------------
all costs and expenses in connection with the preparation, execution, delivery and administration of the Loan Documents, including the reasonable fees and out-of-pocket expenses of counsel for the Bank with respect thereto and with respect to advising the Bank as to its rights and responsibilities under this agreement and such instruments and documents. The Borrower further agrees to pay on demand all losses, costs and expenses, if any, in connection with the enforcement of the Loan documents, including Losses, costs and the performance of its obligations contained in any Loan Document. In addition, the Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of the Loan Documents, and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees. The obligations of the Borrower under this Section 7.5 shall survive payment in full of the Loan.

     Section 7.6 Right of Setoff. Upon the occurrence and during the continuance
                 ---------------
of any Event of Default, the bank is hereby authorized at any time and from time to time, without notice to the borrower (any such notice being expressly waived by the Borrower), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by the Bank to or for the credit or the account of the Borrower against any and all of the obligations of the borrower now or hereafter existing under any Loan Document, irrespective of whether or not the Bank shall have made any demand under such Loan Document and although such obligations may be unmatured. The Bank agrees to notify the Borrower promptly after any such setoff and application; provided that the failure to give such notice shall not affect
                 --------
the validity of such setoff and application. The rights of the Bank under this Section are in addition to other rights and remedies (including other rights of setoff) that the Bank may have.

     Section 7.7 Judgment. If, for the purpose of obtaining judgment in any
                 --------
court, it is necessary to convert a sum due under any Loan document in United States dollars into another currency (the "other currency"), the rate of exchange used shall be that at which in accordance with normal banking procedures the Bank could purchase United States dollars with the other currency on the Business Day preceding that on which final judgment is given. The obligation of the Borrower in respect of any such sum due from it to the Bank under any Loan Document shall, notwithstanding any judgment in such other currency, be discharged only to the extent that on the Business Day following receipt by the Bank of any sum adjudged to be so due in the other currency the Bank may in accordance with normal banking procedures purchase United States dollars with the other currency; if the United States dollars so purchased are less that the sum originally due to the Bank in United States dollars, the Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Bank against such loss, and if the United States dollars so purchased exceed the sum originally due to the Bank in United States dollars, the Bank agrees to the Borrower such excess.

     Section 7.8 Binding effect; Governing Law. This Agreement shall be binding
                 -----------------------------
upon and inure to the benefit of the borrower and the bank and their respective successors and assigns, except that the borrower shall not have the right to assign its rights and obligations hereunder or any interest herein. The Bank may assign to any other financial institution all or any part of, or any interest in, the Bank's rights and benefits hereunder and under any other Loan Document, and to the extent of such assignment such assignee shall have the same rights and benefits against the Borrower as it would have had if it were the Bank hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective duly authorized representatives, as of the date first above written.


                                              "BORROWER"

                                              YUASA-EXIDE, INC.
                                              a CALIF.    corporation
                                               ----------


                                              By:    YUASA-EXIDE, INC.
                                                 ----------------------------
                                              Name:   BRUCE A. SMITH
                                                   --------------------------
                                              Title:   Treasurer
                                                    -------------------------
                                                    /s/ Bruce A. Smith


                                              By:
                                                 ----------------------------
                                              Name:
                                                   --------------------------
                                              Title:
                                                    -------------------------


                                              Borrower's address for notices:


                                                   YUASA-EXIDE, INC.
                                              -------------------------------
                                                   645 PENN STREET
                                              -------------------------------
                                                   READING, PA 19601
                                              -------------------------------
                                              Attention:  BRUCE A. SMITH
                                                        ---------------------
                                              Telecopier No.: (215)-378-0603
                                                             ----------------

                                              "BANK"

                                              THE MITSUI TRUST & BANKING CO.,
                                              LTD.


                                              By:
                                                 ----------------------------
                                              Name:
                                                   --------------------------
                                              Title:
                                                    -------------------------

                                              Bank's address for notices:

                                              611 West Sixth Street, Suite 3800
                                              Los Angeles, California 90017
                                              Attention:   S. Ashiba
                                                           ---------
                                              Telecopier No.:  (213) 624-0378
                                                               --------------

                         ADDENDUM TO CREDIT AGREEMENT

         [To be attached if Borrower is not a California corporation]

                Consent to Jurisdiction; waiver of Immunities.
                ----------------------------------------------

                (a) the Borrower hereby irrevocably submits to the jurisdiction of any California or Federal court sitting in Los Angeles over any action or proceeding arising out of or relating to the Loan documents. The Borrower hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Borrower hereby irrevocably appoints __________________________, (the "process agent"), with an office on the date hereof at _________________, Los Angeles, California, United States of America, as its agent to receive on behalf of the Borrower and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. As an alternative method of service, the Borrower also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the Borrower at its address as set forth on the signature page hereof. The Borrower agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                (b) Nothing in this Addendum shall affect the right of the Bank to serve legal process in any other manner permitted by law or affect the right of the Bank to Bring any action or proceeding against the Borrower or its property in the courts of any other jurisdictions.

                (c) To the extent that the borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment otherwise) with respect to itself or its property, the borrower hereby irrevocably waives such immunity in respect of its obligations under the Loan Documents.

                (d) This Addendum is for all purposes a part of the Credit agreement to which it is attached.


  Bank's initials:                     Borrower's initials:

-------------------------------      ----------------------------------

                                                                       EXHIBIT A

                                PROMISSORY NOTE

U.S. $30,000,000                                         Date: December 10, 1991
                                                         Los Angeles, California

     FOR VALUE RECEIVED, the undersigned, YUASA-EXIDE, INC. (the "Borrower"), hereby promises to pay to the order of the MITSUI TRUST & BANKING CO., LTD. (the "Bank"), on or prior to December 10, 1998 (the "Maturity Date"), the aggregate unpaid principal amount of the Loan made by Bank to Borrower pursuant terms used and not defined herein have the meanings specified in the Credit Agreement.

     Borrower shall pay interest on the unpaid principal amount of the Loan from the data of disbursement of the Loan until such principal amount is paid in full, at an interest rate per annum equal to 7.9% (the "Interest Rate").
                          --- -----

     Interest on the Loan shall be payable semi-annually in arrears, commencing on June 10, 1992, at the end of each six-month period thereafter and on the Maturity Date. The outstanding principal amount of the Loan shall be due and payable upon the Maturity Date. Overdue principal of, and to the extent permitted by law, overdue interest on the Loan and other amounts overdue under the Credit Agreement shall bear interest at the higher of (i) the Prime Rate (as defined below) plus 1.5% per annum, and (ii) 9% per annum, payable on demand.
                         --- -----              --- -----
All interest on the Loan shall be computed on the basis of a year of 360 days, and paid for actual days elapsed, and the term "per annum" shall be deemed to
                                                --- -----
refer to a year so calculated. "Prime Rate" means the rate of interest announced by the Bank from time to time as its base rate. The Prime Rate is determined by Bank from time to time as a means of pricing credit extensions to some customers and is neither tied to any external rate or interest or index or necessarily the lowest rate of interest charged by Bank at any given time for any particular class of customers or credit extensions.

     Borrower may, upon at least two (2) Business Days' notice to Bank, prepay the outstanding amount of the Loan in whole or in part on any Business Day with accrued interest to the date of such prepayment on the amount prepaid.

     Borrower shall make each payment under this Note or the Credit Agreement not later than 12:00 noon, Los Angeles time, on the day when due. Borrower hereby authorizes Bank, if and to the extent payment is not made when due under this Note or the Credit Agreement, to charge from time to time against any or all of Borrower's accounts with Bank any amount so due.

     Whenever any payment to be made under the Credit Agreement or under this Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case by included in the computation of payment of interest.

     All amounts payable under this Note are payable in lawful money of the United States of America (in freely transferable United States dollars) in immediately available funds at Bank's office at 611 West Sixth Street, Suite 3800, Los Angeles, California 90017 (unless and until notified otherwise by
Bank), free and clear of and without deduction for any and all present and future taxes, levies, imposts, deductions, charges and withholdings, and all liabilities with respect thereto.

     This Note is the "Note" referred to in, and is entitled to the benefits of, the Credit Agreement dated as of December 9, 1991 between Borrower and Bank (the "Credit Agreement"), which making of the Loan by Bank to Borrower, and (ii) contains provisions for acceleration of the maturity of the Loan and this provisions of the Credit Agreement are incorporated herein by reference.

     This Note shall be construed in accordance with and governed by the law of the State of California without reference to the choice of law principles thereof.

                                                 BORROWER:

                                                 YUASA-EXIDE, INC.
                                                 a CALIFORNIA corporation
                                                   ----------

                                                 By:  /s/ Bruce A. Smith
                                                     ---------------------------
                                                 Name:    BRUCE A. SMITH
                                                       -------------------------
                                                 Title:   Treasurer
                                                        ------------------------


                                                 By:
                                                     ---------------------------
                                                 Name:
                                                       -------------------------
                                                 Title:
                                                        ------------------------

                              TERM LOAN AGREEMENT



      This TERM LOAN AGREEMENT (this "Agreement) is made as of the 10th day of November 1995, between YUASA-EXIDE, INC. (the "Borrower") and THE MITSUI TRUST & BANKING CO., LTD. (together with its successors and assigns, the "Bank").

      IN CONSIDERATION of the mutual promises and covenants contained in this Agreement, the parties hereby agree as follows:


                                   ARTICLE I
                                  DEFINITIONS

SECTION 1.01 As used herein, and unless otherwise defined herein, the following terms have the following respective meanings:

      "Accounting Terms" All accounting terms not specifically defined herein
       ----------------
shall be construed in accordance with generally accepted accounting principles and all financial data, if any, submitted pursuant to this Agreement shall be prepared in accordance with such principles.

      "Agreement" shall mean this Term Loan Agreement.
       ---------

      "Applicable Law" shall mean all provisions of statutes, rules regulations,
       --------------
ordinances, decrees and orders of governmental bodies or regulatory agencies applicable to a Person and all orders and decrees of all courts and arbitrators in proceedings or actions in which the person in question is a party.

      "Business Day" shall mean any day excluding Saturday, Sunday or any day on
       ------------
which (i) banking institutions in New York City or (solely in connection with matters relating to the London interbank market) London are authorized or required by law or any governmental action to close, or (ii) substantially all banking institutions in New York City or (solely in connection with matters relating to the London interbank market) London are in fact closed.

      "Default Rate" shall mean the rate or interest per annum as defined in
       ------------
Section 2.03(b).

      "Dollars" or "U.S. $" shall mean lawful money of the United States of
       -------------------
America in freely transferable form.

      "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
       -----
amended, together with such regulations as may, from time to time, be promulgated thereunder.

      "Event of Default" is defined in Article VI.
       ----------------

      "Interest Payment Date" shall mean (i) the last Business Day of each
       ---------------------
Interest Period, (ii) the date of any prepayment (on the amount prepaid) and
(iii) at maturity (whether acceleration or otherwise) and, after such maturity, on demand.

      "Interest Period" shall mean one of period of one (1), two (2), three (3),
       ---------------
or six (6) month, the first of which shall begin on the day on which the loan is made and succeeding of which shall commence on the last day of the immediately preceding Interest Period, provided that:.

            (x) any Interest Period which would otherwise end on a day which is not a Business Day, unless such next succeeding Business Day falls in a succeeding calendar month, in which case the Interest Period shall end of the next preceding Business Day,

            (y) the duration of the Interest Periods shall be selected by the Borrower so that an Interest Period shall end in any event on each Repayment Date, and

            (z) notwithstanding the foregoing, each Interest Period shall end when the Bank demands repayment of the applicable Loans.

and, each Interest Period applicable to the Loan shall be specified by the Borrower in a notice to the Bank at least three (3) Business Days prior to the commencement of such Interest Period.

      "Lending Office" shall mean the Bank's New York Branch Office located at
       --------------
One World Financial Center, 200 Liberty Street, 21st Floor, New York, New York 10281 or such other office of the Bank as the Bank shall specify from time to time.

      "LIBOR" shall mean, in respect of each Interest Period, the rate per
       -----
annum quoted by Bank of Tokyo, London Branch at approximately 11:00 am. London time, two (2) Business Days prior to the commencement of such Interest Period for the offering by Bank of Tokyo, London Branch to leading banks in the London interbank market of United States dollar deposits having a term comparable to such Interest Period and in an amount comparable to the outstanding principal amount of the Loan for which an interest rate is then being determined.

      "Loan" shall mean the Loan made pursuant to Article II.
       ----

      "Note" shall mean the promissory note made by the Borrower as provided in
       ----
Section 2.01  hereof and substantially in the form of Exhibit A hereof.

      "Prime Rate" shall mean for each day the rate per annum announced from
       ----------
tine to time by the New York Branch of the Bank as its prime rate in effect for such day.

      "Repayment Dates or" Repayment Date" shall mean the dates of repayment of
       ---------------     --------------
the Loan as defined in Section 2.01 (b).

                                  ARTICLE II
                                     LOAN



      SECTION 2.01 Term Loan
                   ---------

      (a) Subject to the terms and conditions of this Agreement, the Bank hereby agrees to make a loan (the "Loan") to the Borrower on November 10, 1995 in a principal amount of Ten Million United States Dollars (US$10,000,000.00).

      (b) The Borrower's obligation to pay the principal of and interest of the Loan shall be evidenced by its promissory note (the "Note") in the form of Exhibit A hereto, dated the date of the Loan and payable to the order of the Bank. Unless accelerated in accordance with the provisions of Section 6.02 hereof, the principal amount of the Loan and the Note shall be paid in 10 equal semi-annual installments of U.S. $1,000,000.00, and such installments shall be payable on 10th day of May and November, starting as of May 10, 1998 and ending as of November 10, 2002, (the "Repayment Dates", with the last Repayment Date being called the "Maturity Date") and with the last such semi-annual installment to equal the outstanding principal balance of the Loan. (Refer to the Payment
Schedule in the form of Exhibit B hereof.) All payments made hereunder by the Borrower shall be made without counterclaim, deduction or offset in lawful money of the United States of America to the Bank at its Lending Office in immediately available funds by 3:00 p.m. (New York time) on the date or dates when due. If any payment would otherwise be due hereunder on a day which is not a Business Day, the due date of such payment shall be extended to the next succeeding Business Day.

      SECTION 2.02 Method of Borrowing     The Borrower shall give to the Bank
                   -------------------
irrevocable written or telephonic (promptly to be confirmed in writing) notice of its request for the making of the Loan by 11:00 am. (New York time) three (3) Business Days prior to the date on which the Loan is to be made. Such notice shall specify the date, the duration of the initial Interest Period therefore. Not later than 1:00 p.m. (New York time) on the date so specified in such notice, the Bank shall make available to the Borrower at the Lending Office, in immediately available funds, the proceeds of the Loan.

      SECTION 2.03 Interest
                   --------
      (a) The Loan shall bear interest from the date made until due in accordance with the provisions hereof and of the Note an a rate per annum equal to the sum of BOT LIBOR Rate plus 0.375 p.a., for Interest Periods specified by the Borrower from time to time.

      (b) Any amount which is not paid when due hereunder or under the Note shall (to the extent not prohibit by law) bear interest until paid in full at a rate equal to the grater of (i) 2% above the Prime Rate or (ii) 2% above the rate applicable to such amount immediately prior to its becoming due (the "Default Rate").

      (c) Interest shall be calculated on the basis of a 360-day year for the exact number of days elapsed (including the first day of any period, but excluding the last) and shall be payable:

            (i)    on the Interest Payment Dates;
            (ii)   at the time of any payment of principal; and
            (iii) in respect of interest accrued pursuant to Section 2.03 (b), on the demand of the Bank.

      (d) At any time the Loan is outstanding, upon the request of the Borrower, the Bank shall provide the Borrower with a rate quote for an interest rate swap transaction (the "Swap Transaction") between the Bank and the Borrower, in which the Borrower may pay a fixed rate and receive a floating rate, and on the other side the Bank may receive a fixed rate and pay a floating rate. The Swap Transaction would be entered into pursuant to documentation in form and substance, and containing terms and conditions satisfactory to the Bank and the Borrower; provided that the basic condition for the Swap Transaction shall be as follows:

            (i) The notional principal amount shall be US$10,000,000.00. Such notional amount shall be decreased by the principal repayment of the Loan pursuant to Section 2.01 (b).

            (ii) The term of the Swap Transaction shall be the same as the remaining term of the Loan.

            (iii) After the Swap Transaction is made, the Interest Period of the
                  Loan shall be each successive six (6) month period.



      SECTION 2.04 Prepayment of the Loan
                   ----------------------

      (a) The Borrower shall have the right, upon not less than three (3) Business Days prior irrevocable written notice (effective upon receipt) to prepay the Loan in whole or in part without premium or penalty, provided, however, that if in part, the prepayment must be in a minimum aggregate amount of $1,000,000 or a greater multiple thereof, provided further, however, that the
                                             -------- -------  -------
Borrower may prepay the Loan, in whole or in part, only on an Interest Payment Date.

      (b) All payments shall be accompanied by payment to the Bank of accrued interest on the principal amount so prepaid to an including the date of such prepayment. Prepayment shall only be permitted on an Interest Payment Date.

      (c) Each partial prepayment shall be applied to the installments due on the Repayment Dates in the inverse order of their maturity.

      (d)   Amounts prepaid may not be reborrowed hereunder.

      SECTION 2.05 Change in Circumstances Affection Loan. If, after the date
                   --------------------------------------
hereof, the introduction of, or any change in, any applicable law, rule or regulation, or in the interpretation or administration thereof by any governmental authority changes with the interpretation or administration thereof, shall make it unlawful for the Bank to maintain or fund the Loan, the Bank shall forthwith give notice thereof to the Borrower, and the Borrower shall as promptly as possible repay in full the unpaid principal amount of the Loan, together with accrued interest thereon to such date of repayment.

      SECTION 2.06 Funding Indemnity. The Borrower hereby agrees to pay to the
                   -----------------
Bank on demand such amount or amounts as shall compensate the Bank for any loss, cost or expense incurred by the Bank, as reasonably determined by the Bank, as a result of(a) the failure to borrow a Loan pursuant to a notice given as set forth in Section 2.02 hereof, (b) the failure of the Borrower to make any prepayment after the Borrower has give notice requesting the same in accordance with Section 2.04 (a) hereof, or (c) the making of a payment or prepayment of the Loan on any day which is not the last day of an Interest Period with respect thereto, which amount shall include, but not be limited to, expenses incurred by the Bank in connection with the liquidating or redeploying deposits as determined in good faith by the Bank, and an amount equal to the actual return on funds so redeployed below the amount of interest and commission which would have been earned thereon hereunder to the last day of such Interest Period or such maturity date, as the case may be. The Bank shall provide the Borrower with a detailed summary of the method by which it calculated the amount claimed from the Borrower under this section, and provide the Borrower with an opportunity to review such calculation.

SECTION 2.07 Use of Proceeds. The proceeds of the Loan shall be used by the
             ---------------
Borrower for operating funds.



                                  ARTICLE III
                             CONDITIONS OF LENDING



      SECTION 3.01 Conditions Precedent to the Loan. The obligation of the Bank
                   --------------------------------
to make the Loan shall be subject to the Bank having received the following in form and substance satisfactory to it:

      (a) The Note duly executed by authorized signatories of the Borrower, payable to the order of the Bank and dated the date on which the Loan is to be made;

      (b) Copies of all the proceedings taken by the Borrower to authorize the execution an delivery of this Agreement and the Note including;

          (i) a duly certified copy of the Corporate By-Laws of the Borrower its Certificate and Article of Incorporation.

          (ii) a copy of this Agreement duly signed by authorized officers of the Borrower;

      SECTION 3.02 Additional Conditions Precedent to the Loan. The obligation
                   -------------------------------------------
of the Bank to make the Loan shall be subject to the further conditions precedent that the Bank shall have received the following, and that the statements therein shall be true and correct as of the date of such Loan:

      (a)   a    certificate of the Borrower's Chief Financial Officer to the effect that:

            (i) the representations and warranties contained in Section 4.01 are true and correct on and as of such date as through made on and as of such date; and

            (ii) no event has occurred and is continuing, or would result from the making of such Loan which constitutes, or would, with the passage of time or notice or both, constitute an Event of Default, and,

            (iii) since March 31, 1995, there has been no material adverse change in the financial condition, operations, business or business prospects of the Borrower.

      (b) All such other approvals, opinions or documents as the Bank may reasonably request, certified by an appropriate governmental official or officer of the Borrower, if so requested.


                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES


SECTION 4.01 Representations and Warranties of the Borrower. The Borrower
             ----------------------------------------------
represents and warrants to the Bank as of the closing of the Loan, as follows:

      (a)  Organization, Incorporation. Etc.  The Borrower is a corporation
            --------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of California and has all requisite power and authority to own its property and assets and to carry on its business as it is presently being conducted and as it intends to carry on. The Borrower is qualified to do business and is in good standing in all states where the nature of the Borrower's business and the ownership of its property require it to become so qualified, and where the failure to be so qualified would have a material adverse impact on the Borrower's ability to repay the Loan. Complete and correct copies of the Borrower's Certificate and Articles of Incorporation and By Laws and all amendments to these documents have been delivered to the Bank.

      (b)        Authorization.  The execution, delivery and performance
                 -------------
Borrower of this Agreement and the Note are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not contravene any law or regulation known to the Borrower or any contractual restriction binding on or affecting the Borrower or its assets, and will not result in the creation or imposition of any lien or encumbrance affecting the assets of the Borrower.

      (c)        Compliance with Law. etc. of Agreement and Note: Approvals.
                 ----------------------------------------------------------

            (i) The execution, delivery and performance by the Borrower of this Agreement and the Note and the Loan under this Agreement do not and will not, to the Borrower's knowledge, (A) violate any Applicable Law, or (B) conflict with, result in a breach of or constitute a default under (x) the Certificate or Articles of Incorporation or By Laws of the Borrower, (y) any statute, rule , governmental decree, or resolution, or (z) any indenture, agreement, order, judgment, contract, understanding or other instrument to which the Borrower is a party or by which it or any of its property may be bound or affected.

            (ii) No license, permits, consents, orders, approvals or authorizations by, or registrations, declarations, withholdings of objection or filings with any governmental bodies, or regulatory, banking or supervisory bodies, or any other Person are necessary or appropriate in connection with the due execution, delivery and performance by the Borrower of this Agreements.

      (d)   Binding Obligations.  This Agreement has been duly executed and
            -------------------

delivered by the duly authorized officers of the Borrower and is, and the Note when executed and delivered hereunder will be, legal valid and binding obligations of the Borrower, as the case may be, enforceable against the Borrower as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganizations, moratorium or other similar laws affecting the rights of creditors generally.

      (e)   Financial Statements.  The financial statements which the Borrower
            --------------------
has submitted to the Bank were prepared in accordance with generally accepted accounting principles consistently applied and fully and fairly reflect the financial condition of the Borrower at the dates thereof, and no material adverse change in the financial condition, operations or business of the Borrower has occurred since March 31, 1994.

      (f)   Litigation. Except as otherwise previously notified in writing to
            ----------
the Bank, there is no litigation or governmental proceeding pending, not to the knowledge of Borrower threatened, against or in any other manner relating adversely to the Borrower or any of the Borrower's property in court or before any arbitrator of any kind or before any governmental body, which if adversely determined would, singly or in the aggregate, have a material adverse effect on the financial condition or properties, business or operations of the Borrower or on the ability of the Borrower to perform its obligations under this Agreement.

      (g) Use of the Proceeds. The Borrower will use the proceeds of any Loan
          -------------------
solely for the purpose set out in Section 2.07 or for such other purposes that the Bank may approve in writing. In addition, the Borrower is not engaged principally in, nor does it have as one of its important activities, the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (each within the meaning of Regulation U of the Board of Governors of the Federal Reserve System), and no part of the proceeds of the Loan will be used to purchase or carry any margin stock or extend credit to others for a purpose which violates Regulation U or Regulation X (of said Board of Governors) or any other provision of law or governmental regulation.

      (h) Compliance with Law. The Borrower is in substantial compliance with
          -------------------
all Applicable Laws, non-compliance with which could, singularly or in the aggregate, have a materially adverse effect on the ability of the Borrower to perform its obligations under this Agreement or the Note.

      (i) Filings. All filings, recordations, notifications, registrations,
          -------
notarizations, authentications or other formalities necessary or appropriate to be accomplished and all stamp or similar taxes or duties to be paid in connection with the executive, delivery, validity and enforceability of the Agreement, the Note and the Loan hereunder have been accomplished or paid.

      (j) Absence of Default.  The Borrower is in compliance with all of the
          ------------------
provisions of its Certificate of Incorporation and By Laws, and no event or conditions has occurred, or failed to occur, which has not been remedied or waive, the occurrence or nonoccurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, a default by the Borrower, under any indenture, lease, agreement or other instrument, or any judgment, decree, resolution or order to which the Borrower or any of its property may be bound or affected, which default could have a material adverse effect on the ability of the Borrower to perform its obligations under this Agreement or the Note.

      (k) Material Obligations.  The Borrower, is neither a party to nor bound
          --------------------
by any loan or credit agreement, or any material franchise agreement, deed, lease or other instrument, or subject to any Charter, By Laws or other corporate restriction or judgment, decree or order of any court or governmental body which may have a materially adverse effect on the ability of the Borrower to perform its obligations under this Agreement or the Note.

      (l) Accuracy and Completeness of Information. All information, reports and
          ----------------------------------------
other papers and data relating to the Borrower furnished to the Bank were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the Bank true and accurate knowledge of the subject matter. No fact is currently known to the Borrower which materially and adversely affects the business, assets, liabilities, financial position or business prospects of the Borrower the ability of the Borrower to perform its obligations under this Agreement or the Note which has not been set forth or referred to herein or in such information, reports or other papers or data or otherwise specifically disclosed in writing to the Bank.

      (m) ERISA. No "plan" (as such term is defined in Section 4021 (a) of
          -----
"ERISA" of the Borrower or any of its Subsidiaries) has incurred an "accumulated funding deficiency" for which any excise tax or penalty is due under the United States Internal Revenue Code, no Reportable Event (as defined in ERISA) has occurred an is continuing in respect of any such plan, and the Borrower and each of its Subsidiaries are in compliance, in all material respects, with the provisions of ERISA

      (n) Subsidiary. The Borrower is a 86.5% owned subsidiary of Yuasa
          ----------
Corporation.

      (o) Rank of the Loans.  All obligations to pay the principal of and
          -----------------
interest of the Loan and the Note and other charges made hereunder constitute direct, unconditional and general obligations of the Borrower, and will rank prior to or pari passu with all other foreign and domestic indebtedness for
            ----------
borrowed money of the Borrower.

      SECTION 4.02 Survival of Representations and Warranties. All statements
                   ------------------------------------------
contained in any certificate, financial statement, legal opinion or other document delivered by or on behalf of the Borrower pursuant to or in connection with this Agreement shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall survive, and not be waived by the execution and delivery of this Agreement, any investigation by the Bank or the making of any Loan under this Agreement.

                                   ARTICLE V
                     AFFIRMATIVE COVENANTS OF THE BORROWER

      From and after the date hereof and so long as the Loan or any amount payable hereunder or under the Note is outstanding and unpaid or this Agreement is in effect and unless the Bank shall otherwise consent in writing, the Bank will require the Borrower's adherence to the following:

      SECTION 5.01 Annual Financial Statement.  The Borrower shall deliver to
                   --------------------------
the Bank:

      (a) within 120 days after the end of each fiscal year of the Borrower, deliver to the Bank consolidated and consolidating balance sheets of the Borrower and its Subsidiaries as at the end of such year consolidated and consolidating statement of income and of sources and applications of funds of the Borrower and its Subsidiaries for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and accompanied by the opinion thereof of independent public accountants of recognized national standing, which opinion shall state that such balance sheets, statements of income and statements of sources and uses of funds have been prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the preceding position of the Borrower as of their date, and that the audit by such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards; and,

      (b) permit representatives of the Bank during business hours and upon reasonable notice to (i) visit and inspect the books, records and properties of the Borrower and (ii) discuss with its principal and offices its affairs, finances and accounts.

      SECTION 5.02 Corporate Existence; Continuity of Operations. Maintain its
                   ---------------------------------------------
corporate existence in good standing and comply with all laws, directives, regulations or interpretations thereof which are or purport to be applicable to it; conduct its business substantially as such business is now conducted; and maintain its assets in good repair, working order and condition.

      SECTION 5.03 Notice of Events.
                   ----------------

      (a) Upon the occurrence of an Event of Default, give written notice thereof to the Bank, providing details of such occurrence and setting forth the action it intends or proposes to take to remedy said Events of Default.

      (b) Give prompt written notice to the Bank of(i) any substantial dispute between the Borrower and any governmental authority with respect to taxes or any other matter; (ii) any substantial dispute threatening the continued normal business operations of the Borrower; (iii) any material loss or damage to property resulting from any casualty; (iv) the commencement of any litigation proceeding (whether by service of process or by attachment of any asset) which could have a material adverse effect on the Borrower's business, operations, properties, assets or condition (financial or otherwise); and (v) any other material adverse change in the Borrower's consolidated financial condition or operations.

      SECTION 5.04 ERISA. Comply in all material respects with the provisions of
                   -----
ERISA with respect to each of its employee plans.

      SECTION 5.05 Performance of Obligations; Taxes.
                   ---------------------------------

      (a) Pay all its indebtedness and perform all contractual obligations promptly pursuant to agreements to which it is a party or by which it or any of its properties or assets is bound at any time during the term of the Agreement.

      (b) Pay, before any penalty attaches, all general taxes and all special taxes, special assessments, water charges, drainage and sewer charges and all other charges of any kind whatsoever, ordinary or extraordinary, which may be levied, assessed, imposed or charged on or against the property and will, upon written request, exhibit to the Bank official receipts evidencing such payments. If the Borrower desires to contest any such tax or assessment, it shall do so in a manner which prevents enforcement of any lien for taxes and shall deposit with the Bank such security for the payment of the tax of the Bank may reasonably require to assure payment of the matter under contest in the event of a determination of the matter under contest adverse to Borrower.

      SECTION 5.06 Approvals. Obtain and promptly renew all consents, licenses
                   ---------
and authorizations as may be required at any time hereunder or under any applicable law to enable the Borrower to perform its obligations under this Agreements and the Note or required for the validity or enforceability of this Agreement and the Note, and the Borrower will comply with the terms of all governmental consents in relation to the Agreement and the Note.

      SECTION 5.07 Insurance. The Borrower will maintain insurance to such
                   ---------
extent and covering such risks as is usual for companies engaged in the same or similar businesses.


                                   ARTICLE VI
                               EVENTS OF DEFAULT

      SECTION 6.01 Events of Default. The following shall constitute Events of
                   -----------------
Default (and, an "Event of Default") under this Agreement:

      (a) The Borrower shall default in any payment when due of principal of the Loan or the Note; or shall default in the payment of interest on the Loan or the Note or any other amount payable under this Agreement or the Note;

      (b) Any representation or warranty made by the Borrower under this Agreement or any statement in any certificate or financial statement furnished to the Bank shall prove incorrect, untrue or misleading in any material respect when made or deemed made;

      (c) The Borrower shall default in the performance or observance of any covenant or agreement contained in this Agreement, and such default shall continue for a period of ten (10) days after written notice thereof has been given to the Borrower by the Bank requesting that the same be cured unless such default cannot be cured within such ten (10) day period, in which event, to the extent acceptable to the Bank, the Borrower shall have a reasonable amount of time to cure such default and provided further that the Borrower promptly commences such cure within that reasonable time period and continuously proceeds with such cure in a diligent manner;

      (d) The Borrower shall; (i) fail to pay any indebtedness (excluding Indebtedness evidenced by the Note) of the Borrower in excess of $500,000.00 or any interest or premium thereon, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or (ii) fail to perform any term, covenant or condition on its part to be performed under any agreement or instrument relating to any such indebtedness in excess of $500,000.00 when required to be performed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such failure to perform is to accelerate, or permit the acceleration of the maturity of such indebtedness in excess of $500,000.00; or any such indebtedness in excess of $500,000.00 shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

      (e) The Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, intervenor, or liquidator of itself, or of any of its property, (ii) be unable, or admit in writing its inability, to pay its debts as they mature, (iii) make a general assignment for the benefit if its creditors,
(iv) be adjudicated a bankrupt or insolvent, or (v) file a voluntary petition in bankruptcy or a petition or an answer seeking reorganization or an arrangement with creditors or to take advantage of any insolvency law or any answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding, or corporate action shall be taken by it for the purpose of effecting any of the foregoing; or

      (f) The commencement of a case or other proceeding, without the application or consent of the Borrower, as appropriate, in any court of competent jurisdiction, seeking the liquidation, reorganization, dissolution, winding up or composition or readjustment of debts, of the Borrower, as appropriate, the appointment of a trustee, receiver, custodian, liquidator or the like for the Borrower, as appropriate or for all or any substantial part of their respective assets, or any similar action with respect to the Borrower or the Guarantor, as appropriate under any laws relating to bankruptcy, insolvency reorganization, winding up or composition or readjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, or any order for relief in respect of the Borrower as appropriate shall be entered in an involuntary case under the Federal bankruptcy laws (as now or hereafter in effect); or

      (g) A final judgement or order for the payment of money in excess of $500,000.00 not covered by insurance shall be rendered against the Borrower and such judgment or order shall continue unsatisfied, or

      (h) Any reportable event under ERISA shall have occurred and be continuing for 15 days which the Bank in good faith determines constitutes grounds for the imposition of liability in excess of $500,000.00 against the Borrower under Part IV, Subtitle D or ERISA; or

      (i) The Borrower shall cease to be a 51% owned Subsidiary of Yuasa Corporation; or

      (j) Any competent governmental authority takes (i) any action to condemn, seize, requisition or otherwise appropriate any substantial portion of the properties or assets of the Borrower (without payment of compensation), or (ii) any action to dissolve, liquidate or terminate the existence of the Borrower or to divest any material portion of its properties or assets.

      SECTION 6.02 Remedies.
                   --------

      (a)  Upon the occurrence of:

           (i) any Event of Default referred to in subsection 6.01(d), (e) or
(f), the Note, all interest thereon, and all other amounts payable under this Agreement shall become forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; or

           (ii) any other Event of Default, the Bank may by written notice to the Borrower declare the principal of and interest accrued on the Note and all other amounts hereunder and under the Note to be, and the same shall become and be, forthwith due and payable, without presentment, demand, protest or further notice of any kinds, all of which are hereby expressly waived by the Borrower.

      (b) The Borrower agrees to pay to the Bank on demand all reasonable costs and expenses which the Bank may incur as a result of the occurrence of an Event of Default or the failure of the Borrower to pay any amount when due hereunder or under the Note.

                                  ARTICLE VII
                                 MISCELLANEOUS

      SECTION 7.01 Notices, Etc. Except as is otherwise provided in this
                   ------------
Agreement, all notices and other communications provided hereunder shall be in writing (including telefaxed communication) and mailed or telegraphed or delivered, if to the Borrower, at its address at 2400 Bernville Road 19605-9607, P.O. Box 14145, Reading, PA 19612-4145, Attention: Mr. Michael T. Philion, Vice President, Finance & CFO or Mr. Patrick J. McClafferty, Treasurer; if to the Bank at its address at One World Financial Center, 200 Liberty Street, 21st Floor, New York, NY 10281, Attention: Mr. Masao Kambayashi, Vice President; or as to each party, at such other address as shall be designated by such party in a written notice to the other party. All such notices and communications shall be effective when received by the party to whom sent.

      SECTION 7.02 Survival. The representations and warranties of the Borrower
                   --------
contained herein shall survive the making of the Loan and, shall remain effective until all obligations of the Borrower hereunder, and under the Note shall have been paid by Borrower in full.

      SECTION 7.03 Amendments and Waivers. The provisions of this Agreement and
                   ----------------------
the Note may be amended or modified, or the provisions of either waived only by an instrument in writing signed by the Borrower and the Bank.

      SECTION 7.04 Entire Agreement. This Agreement and the documents referred
                   ----------------
to herein embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof.

      SECTION 7.05 No Waiver. No Failure to exercise, and no delay in exercising
                   ---------
any right, power or remedy hereunder, under the Note, or under any other document delivered pursuant hereto shall impair any right, power or remedy which the Bank may have, nor shall any such delay be construed to be a waiver of any such right, power or remedy, or an acquiescence in any breach or default under this Agreement or the Note or under any other document delivered pursuant hereto, nor shall any waiver by the Bank of any breach or default hereunder be deemed a waiver of any default or breach subsequently occurring. The rights and remedies herein specified are cumulative and not exclusive of any rights or remedies which the Bank would otherwise have.

      SECTION 7.06  Separability of Provisions. In case one or more of the
                    --------------------------
provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

      SECTION 7.07 Binding Effect; Assignment. All the provisions of this
                   --------------------------
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns when it shall have been executed by the Borrower and the Bank. The Borrower shall not have the right to assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Bank.

      SECTION 7.08 Governing Law; Submission to Jurisdiction.
                   -----------------------------------------

      (a) THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF).

      (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE NOTE OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER HEREBY ACCEPTS FOR ITSELF AND IN RESPECT FOR ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

      (c) THE BORROWER HEREBY IRREVOCABLY WAIVES, IN CONNECTION WITH ANY SUCH ACTION OR PROCEEDING, (I) ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS, (II) THE RIGHT TO INTERPOSE ANY SETOFF, NON-COMPULSORY COUNTERCLAIM OR CROSS-CLAIM AND (III) TRIAL BY JURY.

      (d) THE BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE BORROWER AT ITS ADDRESS SET FORTH IN SECTION 7.01 HEREOF. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE BORROWER IN ANY OTHER JURISDICTION.

      SECTION 7.09 Counterparts. This Agreement may be executed in any number of
                   ------------
counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or caused it to be executed by their duly authorized officers, as of the date first above written.

                                          YUASA-EXIDE, INC.


                                    By /s/ Michael T. Philion
                                      -------------------------
                                    Name  MICHAEL T. PHILION
                                        -----------------------
                                    Title V.P. OF FINANCE
                                         ----------------------



THE MITSUI TRUST & BANKING
COMPANY LIMITED
NEW YORK BRANCH



By /s/ Tadanori Minegishi
  --------------------------

Name: Tadanori Minegishi

Title:  Senior Vice President & Manager

     EXHIBIT A


                                PROMISSORY NOTE
                                ---------------

US$10,000,000.00
Dated: November 10, 1995

     FOR VALUE RECEIVED, the undersigned, YUASA-EXIDE, INC. a California corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of THE MITSUI TRUST & BANKING CO., LTD. (the "Bank") the principal sum of Ten Million Dollars ($10,000,000.00), or such lesser outstanding amount which the Bank shall have advanced to the Borrower as the Loan, in immediately available funds, in consecutive 10 equal semi-annual installments of $1,000,000.00 on the Repayment Dates (the 10th day of May and November, commencing May 10, 1998), and to pay interest from the date hereof on said principal sum or the unpaid balance hereof, in like money and funds, at the rates and at the times specified in the Credit Agreement (as hereinafter defined), provided that any amount which is not paid when due hereunder shall bear interest (to the extent not prohibited by law) until paid in full, payable on demand, at a rate per annum equal to the higher of (i) the Prime Rate plus 2% or (ii) 2% above the rate applicable to such amount immediately prior to its becoming due. Interest shall be computed on the basis of a year of 360 days for the actual number of days elapsed.

     Both principal and interest are payable in lawful money of the United States of America to the office of the Bank located at One World Financial Center, 200 Liberty Street, 21st Floor, New York, New York 10281 (or any successor office notified to the Borrower by the Bank).

     This Promissory Note is the Note referred to in, and is entitled to the benefits of, the Term Loan Agreement dated as of November 10, 1995, (the "Credit Agreement") between the Borrower and the Bank, which Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified. Terms defined in the Credit Agreement and used herein shall have their respectively defined meanings herein unless the contrary is expressly indicated.

     The Borrower hereby waives presentment, demand, protest or notice of any kind with respect to this Note.

     THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



YUASA-EXIDE, INC.


By /s/ Michael T. Philion
   -----------------------


Name   MICHAEL T. PHILION
     ---------------------


Title  V.P. OF FINANCE
      --------------------

EXHIBIT B



                              REPAYMENT SCHEDULE
                              ------------------

                  Repayment Date            Repayment Date
                  --------------            --------------

              1.  May 10, 1998              $1,000,000.00

              2.  November 10, 1998         $1,000,000.00

              3.  May 10, 1999              $1,000,000.00

              4.  November 10, 1998         $1,000,000.00

              5.  May 10, 2000              $1,000,000.00

              6.  November 10, 2000         $1,000,000.00

              7.  May 10, 2001              $1,000,000.00

              8.  November 10, 2001         $1,000,000.00

              9.  May 10, 2002              $1,000,000.00

             10.  November 10, 2002         $1,000,000.00
                  ---------------------------------------

                      Total                $10,000,000.00